UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ECB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2008 Annual Meeting of Shareholders of ECB Bancorp, Inc. will be held at 11:00 a.m. on Tuesday, April 15, 2008, at the Washington Civic Center located at 110 North Gladden Street, Washington, North Carolina.

The purposes of the meeting are:

1.	Election of Directors. To elect three directors for terms of three years;

2.	Approval of 2008 Omnibus Equity Plan. To consider a proposal to approve our 2008 Omnibus Equity Plan;

3.	Ratification of Appointment of Independent Accountants. To consider a proposal to ratify the appointment of Dixon Hughes PLLC as our independent accountants for 2008; and

4.	Other Business. To transact any other business properly presented for action at the Annual Meeting.

You are invited to attend the Annual Meeting in person. However, even if you plan to attend, we ask that you complete, sign and date the enclosed appointment of proxy and return it to us as soon as you can in the enclosed envelope. Doing that will help us ensure that your shares are represented and that a quorum is present at the Annual Meeting. Even if you sign an appointment of proxy, you may still revoke it later or attend the Annual Meeting and vote in person.

This notice and the enclosed proxy statement and form of appointment of proxy are being mailed to our shareholders on or about March 18, 2008.

By Order of the Board of Directors

Arthur H. Keeney III
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER YOU OWN ONE SHARE OR MANY, YOUR PROMPT COOPERATION IN VOTING YOUR PROXY CARD IS APPRECIATED.

Post Office Box 337

Engelhard, North Carolina 27824

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

General

This proxy statement is dated March 18, 2008, and is being furnished to our shareholders by our Board of Directors in connection with our solicitation of appointments of proxy in the enclosed form for use at the 2008 Annual Meeting of our shareholders and at any adjournments of the meeting. The Annual Meeting will be held at the Washington Civic Center located at 110 North Gladden Street, Washington, North Carolina, at 11:00 a.m. on Tuesday, April 15, 2008.

In this proxy statement, the terms “you,” “your” and similar terms refer to the shareholder receiving it. The terms “we,” “us,” “our” and similar terms refer to ECB Bancorp, Inc. Our banking subsidiary, The East Carolina Bank, is referred to as the “Bank.”

Proposals to be Voted on at the Annual Meeting

At the Annual Meeting, record holders of our common stock will consider and vote on proposals to:

•	elect three directors for three-year terms (see “Proposal 1: Election of Directors” on page 4);

•	approve our 2008 Omnibus Equity Plan (see “Proposal 2: Approval of 2008 Omnibus Equity Plan” on page 25);

•	ratify the appointment of Dixon Hughes PLLC as our independent accountants for 2008 (see “Proposal 3: Ratification of Appointment of Independent Accountants” on page 35); and

•	transact any other business properly presented for action at the Annual Meeting.

Our Board of Directors recommends that you vote “FOR” the election of each of the three nominees for director named in this proxy statement and “FOR” each of the other two proposals.

How You Can Vote at the Annual Meeting

If your shares of our common stock are held of record in your name, you can vote at the Annual Meeting in either of the following ways.

•	You can sign and return an appointment of proxy (a proxy card) in the form enclosed with this proxy statement (or validly appoint another person to vote your shares for you); or

•	you can attend the Annual Meeting and vote in person.

If your shares of our common stock are held for you in “street name” by a broker or other nominee, then the record holder of your shares is required to vote them for you. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares. Brokers and other nominees who hold shares in street name for their clients typically have the authority to vote those shares on “routine” proposals, such as the election of directors, when they have not received instructions from beneficial owners of the shares. However, without specific voting instructions from beneficial owners, brokers and nominees generally are not allowed to exercise their voting discretion with respect to the approval of non-routine matters.

Solicitation and Voting of Proxy Cards

The proxy card included with this proxy statement provides for you to name three of our officers, Arthur H. Keeney III, J. Dorson White, Jr. and Gary M. Adams, or any substitutes appointed by them, individually and as a group to act as your “Proxies” and vote your shares at the Annual Meeting. Please sign and date your proxy card and return it in the enclosed envelope so that your shares will be represented at the meeting.

If you sign a proxy card and return it so that we receive it before the Annual Meeting, the shares of our common stock you hold of record will be voted by the Proxies according to your instructions. If you sign and return a proxy card but do not give any voting instructions, then the Proxies will vote your shares “FOR” the election of each of the three nominees for director named in Proposal 1 below and “FOR” Proposals 2 and 3 discussed in this proxy statement. If you do not return a proxy card, the Proxies will not have authority to vote for you and shares you hold of record will not be represented or voted at the Annual Meeting unless you attend the meeting in person, or validly appoint another person to vote your shares for you. If, before the Annual Meeting, any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, your proxy card will give the Proxies discretion to vote your shares for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by our shareholders, your proxy card will authorize the Proxies to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including motions to adjourn the meeting.

Revocation of Proxy Cards; How You Can Change Your Vote

If you are the record holder of your shares and you sign and return a proxy card and you later wish to revoke the authority or to change the voting instructions you gave the Proxies, you can do so at any time before the voting takes place at the Annual Meeting. To change the voting instructions you gave the Proxies, you should sign and submit a proxy card dated after the date of your original proxy card and containing your new instructions.

The Proxies will follow the last voting instructions they receive from you before the Annual Meeting. If your shares are held in “street name” and you want to change voting instructions you have given to your broker or other nominee, you must follow your broker’s or nominee’s directions.

To revoke your proxy card:

•	you should give our Corporate Secretary a written notice that you want to revoke your proxy card; or

•

you can attend the Annual Meeting and notify our Corporate Secretary that you want to revoke your proxy card and vote your shares in person. Your attendance at the Annual Meeting alone, without notifying our Corporate Secretary, will not revoke your proxy card.

Expenses and Method of Solicitation

We will pay all costs of soliciting proxy cards for the Annual Meeting, including costs of preparing and mailing this proxy statement. We are requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of our proxy solicitation materials to their principals and request their voting instructions, and we will reimburse those persons for their expenses in doing so. In addition to solicitation using the mail, the Bank’s and our directors, officers and employees may solicit proxy cards, either personally, by telephone or by other methods of communication, but they will not receive any additional compensation from us for doing so.

In connection with the solicitation of proxy cards for the Annual Meeting, we have not authorized anyone to give you any information, or make any representation, not contained in this proxy statement. If anyone gives you any other information or makes any other representation to you, you should not rely on it as having been authorized by us.

Record Date and Voting Securities

The close of business on March 3, 2008, is the “Record Date” we are using to determine which of our shareholders are entitled to receive notice of and to vote at the Annual Meeting and how many shares they are entitled to vote. Our voting securities are the 2,915,699 shares of our common stock which were outstanding on the Record Date. You must have been a record holder of our common stock on that date in order to vote at the meeting.

Quorum and Voting Procedures

A quorum must be present for business to be conducted at the Annual Meeting. For all matters to be voted on at the meeting, a quorum will consist of a majority of the outstanding shares of our common stock. Shares represented in person or by proxy at the meeting will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated as present for quorum purposes for the remainder of the meeting and for any adjournments. If you return a valid proxy card or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker “non-votes” will occur if your shares are held by a broker and are voted on one or more matters at the meeting but are not voted by the broker on a “non-routine” matter because you have not given the broker voting instructions on that matter. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

You may cast one vote for each share you held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders at the Annual Meeting. You may not cumulate your votes in the election of directors.

Vote Required for Approval

Our directors are elected by a plurality of the votes cast in elections. In the election of directors at the Annual Meeting, the three nominees receiving the highest numbers of votes will be elected. For Proposals 2 and 3 to be approved, the number of votes cast in favor of each proposal must exceed the number of votes cast against it. Abstentions and broker non-votes will have no effect in the voting for directors or on Proposals 2 or 3.

PROPOSAL 1:    ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors:

•	consists of not less than nine nor more than 15 members, and our Board is authorized to set and change the actual number of our directors from time to time within those limits; and

•

is divided into three classes and directors are elected to staggered three-year terms, and that each year the terms of the directors in one class expire and directors in that class are elected for new three-year terms or until their respective successors have been duly elected and qualified.

Nominees

The number of members of our Board of Directors currently is set at nine. The terms of three of our current directors expire at the Annual Meeting, and, based on the recommendation of our Nominations Committee, each of them has been nominated by our Board for reelection to a new three-year term.

Name and Age	Positions with Us and the Bank (1)	Year First Elected (2)	Proposed Term of Office	Principal Occupation and Business Experience
J. Bryant Kittrell III (56)	Director	1990	3 years	President and owner, Kittrell & Associates, Inc., and member (since 2004), Kittrell, Armstrong and Waldrop LLC (commercial/industrial real estate development and sales), Greenville, NC
B. Martelle Marshall (58)	Director and Corporate Secretary	1993	3 years	President and co-owner, Martelle’s Feed House Restaurant, Engelhard, NC
R. S. Spencer, Jr. (67)	Chairman	1963	3 years	President, R. S. Spencer, Inc. (retail merchant), Engelhard, NC

(1)	Listings of the members of committees of our Board are contained below under the heading “Committees of Our Board.”
(2)	“First elected” refers to the year in which each individual first became a director of the Bank. Each person first became our director during 1998 in connection with our organization as the Bank’s holding company and previously served as a director of the Bank.

Our Board of Directors recommends that you vote “FOR” each of the three nominees named above.

The three nominees receiving the highest numbers of votes will be elected.

Incumbent Directors

The following table contains information about our other six current directors whose terms of office will continue after the Annual Meeting.

Name and Age	Positions with Us and the Bank (1)	First Elected/ Current Term Expires (2)	Principal Occupation and Business Experience
George T. Davis, Jr. (53)	Vice Chairman	1979 / 2009	Attorney; sole proprietor, Davis & Davis (law firm), Swan Quarter, NC
Gregory C. Gibbs (47)	Director	1994 / 2009	General Manager, Gibbs Store LLC (retail hardware) (1979-1995 and since 2001) and partner, Lake Landing Realty (real estate development) (since 2005), Engelhard, NC; broker in charge, United Country Real Estate (real estate sales) (2004-2005), Engelhard, NC
John F. Hughes, Jr. (62)	Director	1996 / 2009	Retired; Executive Director, Albemarle Pamlico Economic Development Corp. and Chairman and CEO, Eastern NC Natural Gas Co. (2001-2005); Regional Manager and Manager of Governmental Affairs, North Carolina Power, Inc. (utility company) (1984-2000), Manteo, NC
Arthur H. Keeney III (64)	President, Chief Executive Officer and Director	1995 / 2010	The Bank’s and our executive officer since 1995
Joseph T. Lamb, Jr. (74)	Director	1981 / 2010	President, Joe Lamb, Jr. & Associates, Inc. (real estate sales and rentals), Nags Head, NC
Michael D. Weeks (54)	Director	2005 / 2010	Self employed business, marketing and Internet consultant (2007-present); previously, Vice President and General Manager, WITN-TV (television broadcasting), Washington, NC (1991-2007)

(1)	Listings of the members of committees of our Board are contained below under the heading “Committees of Our Board.”
(2)	“First elected” refers to the year in which each individual first became a director of the Bank. With the exception of Mr. Weeks, each person first became our director during 1998 in connection with our organization as the Bank’s holding company and previously had served as a director of the Bank.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors periodically reviews transactions, relationships and other arrangements involving our directors and determines which directors the Board considers to be “independent.” In making those determinations, the Board applies the independence criteria contained in the listing requirements of The Nasdaq Stock Market. Beginning in 2008, the Board has directed our Audit Committee to assess each outside director’s independence and report its findings to the Board in connection with the Board’s periodic determinations, and to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgdment. The following table lists persons who served as directors during 2007, and all nominees for election as directors at the Annual Meeting, who our Board believes are, or will be, “independent” directors under Nasdaq’s criteria.

George T. Davis, Jr.	Joseph T. Lamb, Jr.	R. S. Spencer, Jr.
Gregory C. Gibbs	B. Martelle Marshall	J. Bryant Kittrell III
John F. Hughes, Jr.		Michael D. Weeks

In addition to the specific Nasdaq criteria, in assessing the independence of our directors the Audit Committee and the Board consider whether they believe any other transactions, relationships, arrangements or factors (including our directors’ borrowing relationships with the Bank) could impair a director’s ability to exercise independent judgment. In its determination that the above directors are independent, those other factors considered by the Audit Committee and the Board included: (1) Mr. Davis’ legal representation of clients from time to time in their loan transactions with the Bank; (2) Mr. Hughes’ former position as a management official of a non-profit entity for which Mr. Keeney served as a director but not as a member of any compensation committee; and (3) Mr. Weeks’ previous position as general manager of a television station from which the Bank purchases advertising. Also, in Mr. Gibbs’ case, the Committee and the Board considered his beneficial ownership of our common stock through his position as co-executor of his mother’s estate and concluded that he is independent under Nasdaq’s criteria but that he may not serve on our Audit Committee.

Attendance by Directors at Meetings

Board of Director Meetings.    The Bank’s and our Boards of Directors meet jointly. During 2007, the Boards met 14 times, and each director attended 75% or more of the aggregate number of meetings of the Boards and of any committees on which he served.

Annual Meetings.    Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time during the year. Our Board of Directors recognizes that directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our Board’s policy is that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders, and our directors are strongly encouraged to attend each Annual Meeting whenever possible. All nine of our directors attended our last Annual Meeting which was held during April 2007.

Communications with Our Board

Our Board of Directors encourages our shareholders to communicate with it regarding their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to our Corporate Secretary at:

ECB Bancorp, Inc.

Attention: Corporate Secretary

Post Office Box 337

Engelhard, North Carolina 27824

You also may send communications by email to ecbdirectors@ecbbancorp.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our business, forwarded to the intended recipients. Copies of communications from a customer of the Bank relating to a deposit, loan or other financial relationship or transaction will be forwarded to the department or division that is most closely associated with the subject of the communication.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics which applies to our directors and executive officers and, among other things, is intended to promote:

•	honest and ethical conduct;

•	the ethical handling of actual or apparent conflicts of interests between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the Securities and Exchange Commission and other public communications we make;

•	compliance with governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to the Board’s Audit Committee; and

•	accountability for adherence to the Code.

Illegal or unethical behavior, violations of the Code, or accounting or auditing concerns, may be reported, anonymously or otherwise, by mail addressed to the Chairman of our Audit Committee or the Bank’s Internal Auditor at:

The East Carolina Bank

Post Office Box 337

Engelhard, North Carolina 27824

A copy of the Code is posted on our Internet website at www.ecbbancorp.com.

COMMITTEES OF OUR BOARD

General

Our Board of Directors has three independent, standing committees that assist the Board in oversight and governance matters. They are the Audit Committee, the Nominations Committee, and the Compensation Committee. Those Committees operate under written charters approved by our Board that set out their composition, authority, duties and responsibilities. We believe that each member of those Committees is an “independent director” as that term is defined by the listing standards of The Nasdaq Stock Market. A current copy of each Committee’s charter is posted on our Internet website at www.ecbbancorp.com. The Board also appoints an Executive Committee, of which a majority of the members are independent directors. The current members of each Committee are listed in the following table, and the function of and other information about each committee is described in the paragraphs below.

Audit Committee	Nominations Committee	Compensation Committee	Executive Committee

J. Bryant Kittrell III - Chairman	Gregory C. Gibbs - Chairman	George T. Davis, Jr. - Chairman	Arthur H. Keeney III - Chairman
John F. Hughes, Jr.	George T. Davis, Jr.	Gregory C. Gibbs	George T. Davis, Jr.
B. Martelle Marshall	J. Bryant Kittrell III	J. Bryant Kittrell III	Gregory C. Gibbs
R. S. Spencer, Jr.	R. S. Spencer, Jr.	Joseph T. Lamb, Jr.	J. Bryant Kittrell III
		R. S. Spencer, Jr.	R. S. Spencer, Jr.

Audit Committee

Our Audit Committee is a joint committee of the Bank’s and our Boards of Directors. Under its charter, the Committee is responsible for:

•	selecting our independent accountants and approving their compensation and the terms of their engagement;

•	approving services proposed to be provided by the independent accountants; and

•	monitoring and overseeing the quality and integrity of our accounting and financial reporting process and systems of internal controls.

The Committee reviews various reports from our independent accountants (including its annual report on our audited consolidated financial statements), reports we file under the Securities Exchange Act of 1934, and reports of examinations by our regulatory agencies, and it oversees our internal audit program. The Committee met eight times during 2007.

Audit Committee Report

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2007, the Audit Committee has:

•	reviewed our audited consolidated financial statements for 2007 and discussed them with management;

•	discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

•	received written disclosures and a letter from our independent accountants required by Independence Standards Board Standard No. 1; and

•	discussed the independence of our accountants with the accountants.

Based on the above reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our 2007 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

The Audit Committee:

J. Bryant Kittrell III                     R. S. Spencer, Jr.                     John F. Hughes, Jr.                 B. Martelle Marshall

Nominations Committee

Our Nominations Committee is a committee of our Board. Under its written charter, and among its other duties and responsibilities assigned from time to time by the Board, the Committee identifies individuals who are qualified to become directors and recommends candidates to the Board for selection as nominees for election as directors at our Annual Meetings and for appointment to fill vacancies on the Board. The Committee met once during 2007.

The Committee’s charter provides for it to recommend individuals who have high personal and professional integrity, who demonstrate ability and judgment, and who, with other members of the Board, will be effective in collectively serving the long-term interests of our shareholders. Candidates also must satisfy applicable requirements of state and federal banking regulators, and the Committee may develop other criteria or minimum qualifications for use in identifying and evaluating candidates. In identifying candidates to be recommended to the Board of Directors, the Committee considers incumbent directors and candidates suggested by our management or other directors. The Committee also will consider candidates recommended by shareholders. The Committee has not used the services of a third-party search firm. Shareholders who wish to recommend candidates to the Committee should send their recommendations in writing addressed as follows:

Nominations Committee

ECB Bancorp, Inc.

Attention: Corporate Secretary

Post Office Box 337

Engelhard, North Carolina 27824

Each recommendation should be accompanied by the following:

•

the full name, address and telephone number of the person making the recommendation, and a statement that the person making the recommendation is a shareholder of record (or, if the person is a beneficial owner of our shares but not a record holder, a statement from the record holder of the shares verifying the number of shares beneficially owned), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of our next Annual Meeting;

•

the full name, address and telephone number of the candidate being recommended, information regarding the candidate’s beneficial ownership of our equity securities and any business or personal relationship between the candidate and the person making the recommendation, and an explanation of the value or benefit that the person making the recommendation believes that the candidate would provide as a director;

•

a statement signed by the candidate that he or she is aware of and consents to being recommended to the Committee and will provide information that the Committee may request in connection with its evaluation of candidates;

•	a description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any areas of particular expertise;

•

information regarding any business or personal relationships between the candidate and any of our or the Bank’s customers, suppliers, vendors, competitors, directors or officers, affiliated companies, or other persons with any special interest regarding our company or our affiliated companies, and any transactions between the candidate and our company or any of our affiliated companies; and

•

any information in addition to the above regarding the candidate that would be required to be included in our proxy statement pursuant to the Securities and Exchange Commission’s Regulation 14A (including without limitation information regarding legal proceedings in which the candidate has been involved within the past five years).

In order to be considered by the Committee in connection with its recommendations of candidates for selection as nominees for election as directors at an Annual Meeting, a shareholder’s recommendation must be received by the Committee not later than the 120th day prior to the first anniversary of the date that our proxy statement was first mailed to our shareholders in conjunction with our preceding year’s Annual Meeting. Recommendations submitted by shareholders other than in accordance with these procedures will not be considered by the Committee.

The Committee will evaluate candidates recommended by shareholders in a manner similar to its evaluation of other candidates. The Committee will select candidates to be recommended to the Board of Directors each year based on its assessment of, among other things, (1) candidates’ business, personal and educational background and experience, community leadership, independence, geographic location within our service area, and their other qualifications, attributes and potential contributions; (2) the past and future contributions of our current directors, and the value of continuity and prior Board experience; (3) the existence of one or more vacancies on the Board; (4) the need for a director possessing particular attributes or particular experience or expertise; (5) the role of directors in our business development activities; and (6) other factors that it considers relevant, including any specific qualifications the Committee adopts from time to time.

The Nominations Committee recommended to our Board of Directors that our current directors whose terms are expiring at the Annual Meeting be nominated for reelection for new terms.

Compensation Committee

Our Compensation Committee is a joint committee of the Bank’s and our Boards of Directors. The Committee met four times during 2007.

Under its written charter, and in addition to other duties that may be assigned from time to time by the Boards, the Committee reviews and provides overall guidance to the Boards regarding our executive and director compensation and benefit programs and makes recommendations to the Boards regarding:

•	cash and other compensation paid or provided to our and the Bank’s Chief Executive Officer and other executive officers;

•	the adoption of new compensation or benefit plans, or changes in existing plans, under which compensation or benefits are or will be paid or provided to those persons; and

•	the administration of our Omnibus Stock Ownership and Long Term Incentive Plan and the Bank’s annual incentive program.

The Committee also reviews and makes recommendations to the Boards regarding amounts of compensation paid to our directors and, to the extent requested by the Boards, compensation paid (individually or in the aggregate) to other employees of the Bank.

In performing its duties, the Committee may, if it considers it appropriate, delegate any of its responsibilities to a subcommittee. However, any subcommittee must be composed entirely of independent directors. The Committee is authorized to conduct investigations, and to request and consider any information (from management or otherwise) that it believes is necessary, relevant or helpful in its deliberations and in making its recommendations. It may rely on information provided by management without further verification. However, under its charter, when the Committee takes an action, it should exercise independent judgment on an informed basis and in a manner it considers to be in the best interests of our shareholders. In reviewing and considering the recommendations it will make to the Boards regarding the compensation of our directors and executive officers, the Committee considers information provided by our Chief Executive Officer, including in the case of officers other than himself, information about those other officers’ individual performance and his recommendations as to their compensation. After receiving the Committee’s recommendations, the Boards or their joint Executive Committee make all final decisions regarding compensation matters.

The Committee may retain the services of outside counsel or consultants, at our or the Bank’s expense, and on terms (including fees) that it approves. In that regard, the Committee from time to time retains Matthews, Young & Associates, Inc., for specific purposes or advice, including gauging the levels of compensation provided to our officers and employees against those at other companies. Other than in an advisory capacity as described above, Matthews, Young & Associates, Inc. has no role in the actual recommendations made by the Committee to the Boards, or in the Boards’ approval of amounts of executive or director compensation.

Executive Committee

Our Executive Committee is a joint committee of our and the Bank’s Boards of Directors. Under our Bylaws, the Committee is authorized to exercise all the powers of the Board in the management of our affairs when the Board is not in session. The Executive Committee met 23 times during 2007.

EXECUTIVE OFFICERS

We consider the Bank’s and our officers listed below to be our executive officers.

Arthur H. Keeney III, age 64, serves as the Bank’s and our President and Chief Executive Officer and has been employed by the Bank since 1995.

J. Dorson White, Jr., age 57, serves as the Bank’s Executive Vice President and Chief Operating Officer. He has been employed by the Bank since 1989.

T. Olin Davis, age 52, was elected to serve as the Bank’s Senior Vice President and Chief Credit Officer effective on January 1, 2007. He previously had served as Senior Vice President and Credit Policy Officer since September 2006. He was employed by the Bank from September 1993 until May 2006 during which time he last served as Senior Vice President and Outer Banks Regional Manager, and he was employed by First Carolina State Bank, Rocky Mount, North Carolina, as Chief Credit Officer from May 2006 until he rejoined the Bank.

Gary M. Adams, age 54, serves as the Bank’s and our Senior Vice President and Chief Financial Officer. He has been employed by the Bank since 1981.

EXECUTIVE COMPENSATION

Summary

The following table shows the cash and certain other compensation paid or provided to or deferred by our named executive officers for 2007 and 2006. Our executive officers are compensated by the Bank for their services as its officers, and they receive no separate salaries or other cash compensation from us for their services as our officers. With the exception of our Chief Executive Officer who is employed under an employment agreement with the Bank as described below, each of the named officers is employed on an “at will” basis and subject to reelection as an officer each year, and none of them have employment agreements with us or the Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (3)	Bonus	Stock Awards (4)	Option Awards (5)	Non-Equity Incentive Plan Compensation (3)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (7)	All Other Compensation (8)	Total
Arthur H. Keeney III (1) President and Chief Executive Officer	2007	$270,000	$-0-	$48,636	$87,878	$-0-	$149,440	$24,455	$580,409
	2006	245,000	-0-	48,106	52,024	69,317	124,884	12,744	552,075

J. Dorson White, Jr. Executive Vice President and Chief Operating Officer	2007	160,000	-0-	14,463	25,264	-0-	27,230	12,365	239,322
	2006	145,000	-0-	14,285	14,547	28,213	20,809	11,940	234,794

T. Olin Davis (2) Senior Vice President and Chief Credit Officer	2007	110,000	2,000	-0-	1,601	-0-	7,898	6,957	128,456

Gary M. Adams Senior Vice President and Chief Financial Officer	2007	105,000	-0-	9,301	8,257	-0-	8,162	8,207	138,927
	2006	100,000	-0-	9,189	5,068	19,458	6,107	8,491	148,313

(1)	Mr. Keeney is a member of our Board of Directors, but he does not receive any additional compensation for his service as a director.
(2)	Mr. Davis became an executive officer on January 1, 2007.
(3)	Includes amounts deferred at each officer’s election under our Section 401(k) plan and, in Mr. Keeney’s case, under a separate non-qualified deferred compensation plan. As described below under the caption “Deferred Compensation,” amounts deferred under that separate plan are invested for Mr. Keeney by an unrelated bank, and we do not make any matching contribution to, or pay any interest or other amount or guarantee any rate of return on, his deferred compensation. The 2008 annual base salary rates approved by the Bank’s Board of Directors during February 2008, based on the recommendation of the Compensation Committee, are as follows: Mr. Keeney—$278,000; Mr. White—$165,000; Mr. Davis—$115,000 and Mr. Adams—$106,000.
(4)	Reflects the amount of compensation expense, as calculated under FAS 123R, that we recognized in our financial statements for each year relating to outstanding restricted stock awards held by each officer. Expense related to each restricted stock award is calculated based on the fair market value of the underlying shares at the time the award is granted and is recognized on a straight-line basis over the vesting period of the award.

(5)	Reflects the amount of compensation expense, as calculated under FAS 123R, that we recognized in our financial statements for each year relating to outstanding stock options held by each officer. A discussion of material assumptions made in our valuation of and expense related to outstanding stock options is contained in Notes 1(O) and 9 to our consolidated financial statements.
(6)	Reflects the amounts of cash awards paid to each officer for each year under our annual Incentive Plan described below under the caption “Plan-Based Awards.”
(7)	Reflects the increase during each year in the present value of each officer’s accumulated benefits under their supplemental retirement plan agreements described below under the caption “Retirement Benefits.” In Mr. Keeney’s case, the amount reflects the aggregate increase under two separate plan agreements as follows: Executive Supplemental Retirement Plan—$144,077; Director Supplemental Retirement Plan—$5,363.
(8)	The 2007 amounts include:

•	for each officer, matching contributions made by the Bank under our Section 401(k) plan as follows: Mr. Keeney— $6,617; Mr. White—$11,222; Mr. Davis—$6,957; Mr. Adams—$7,473;

•

for each officer, cash dividends paid (on the same basis as they were paid to all our shareholders) on shares covered by unvested restricted stock awards as follows: Mr. Keeney—$3,833; Mr. White—$1,143; Mr. Adams—$734; and

•

for Mr. Keeney only, $14,005 representing our estimated aggregate incremental cost of personal benefits provided to him during 2007, including personal use of a Bank-owned vehicle, the Bank’s payment of civic club dues, and premiums for long-term care insurance covering Mr. Keeney and his spouse.

In addition to compensation paid in cash, from time to time Messrs. White, Davis and Adams also receive various personal benefits. None of those officers received personal benefits during 2007 for which our estimated aggregate incremental cost exceeded $10,000, and the amounts of those benefits are not included in the table. We also provide our officers with group life, health, medical and other insurance coverages that are generally available to all salaried employees, and the cost of that insurance is not included in the table. As described below under the caption “Potential Payments Upon Termination of Employment and Change of Control—Endorsement Split-Dollar Agreements,” the named officers are covered by split-dollar life insurance policies that are owned by the Bank and for which it paid lump-sum premiums during 2002. No premiums were paid on those policies during 2007, and no amounts related to those policies are included in the table.

Employment Agreement

Mr. Keeney is employed by the Bank under an employment agreement entered into during 1998. The agreement provides for:

•	an initial “rolling” term of three years that, at the end of each year, is extended by one additional year unless either the Bank or Mr. Keeney gives notice that the agreement will not be extended;

•	annual base salary (originally $112,000) which is subject to review and periodic increase by the Bank’s Board; and

•	the right to participate in bonus or incentive plans and other benefits made available by the Bank to its executive officers.

The agreement contains other provisions under which payments and benefits will be provided to Mr. Keeney, and that limit his ability to compete against the Bank, following a termination of his employment under various circumstances, including termination following a change in control of the Bank. Those provisions are described below under the caption “Potential Payments Upon Termination of Employment or a Change of Control.”

Plan-Based Awards

We have two compensation plans under which we grant awards from time to time to our executive officers, including our:

•

Omnibus Stock Ownership and Long Term Incentive Plan (the “Omnibus Plan”) which expired on January 21, 2008, and under which options to buy shares of our common stock, and awards of restricted shares of common stock, have been granted; and

•	Incentive Plan under which additional cash compensation may be paid each year based on our corporate performance.

Stock Options and Restricted Stock Awards.    Stock options granted under the Omnibus Plan give the officers to whom they were granted the right to buy shares of our common stock during a stated period of time (ordinarily ten years) at a fixed price per share equal to the fair market value of our stock as determined under the terms of the plan on the date of grant. Options usually “vest,” or become exercisable, at intervals as to portions of the shares they cover based on a vesting schedule. They generally terminate immediately upon the termination of an officer’s employment for cause, 12 months following an officer’s death, disability or retirement, or 90 days after any other termination of employment. The Omnibus Plan provided that options could be granted as “incentive stock options” that qualified for special tax treatment under the Internal Revenue Code, or they could be “non-qualified stock options” that did not qualify for that special tax treatment. All outstanding options were Omnibus Plan were granted as incentive stock options.

Restricted stock awards are conditional grants of shares of our common stock to officers subject to restrictions that expired at intervals as to portions of the shares. When an award was granted, the shares were issued and the officer began to receive cash dividends on the shares (at the same rate and on the same basis as our other shareholders) during the restriction period, but the shares were subject to forfeiture if the officer’s employment terminated prior to the end of the restriction period, and the shares could not be sold or transferred until the restrictions expired. As the restrictions expire, the shares become “vested” and are released to the officer. If an officer’s employment terminates for any reason, he forfeits his unvested shares unless we agree otherwise.

The Omnibus Plan also authorized the grant of other types of awards, including long-term incentive compensation awards (cash awards that would be earned based on our performance measured against set goals over a period of two or more years) and stock appreciation rights. However, we have never granted any such other awards.

Neither stock options nor restricted stock awards granted under the Omnibus Plan include any performance-based conditions. The price per share of stock options, and the vesting schedule of options and restricted stock awards, were determined by our Board, based on the recommendation of the Compensation Committee, at the time they were granted. To create a continuing incentive for officers to continue their employment with the Bank, awards generally have been granted under the Omnibus Plan each year, with overlapping vesting periods so that each officer always held awards that became vested in the future. The Committee has alternated between grants of stock options (which require officers to make payments to us upon exercise) and stock awards (which do not require any payment from the officers). The Committee usually considered the grant of awards under the Omnibus Plan at the beginning of each year, but grants were not timed in relation to earnings releases or other company news. More recently, the Committee has tended to award stock options rather than restricted stock awards because it believed that options provided a greater incentive value.

The Committee generally has used its own judgment in determining the levels of awards that it considered to be reasonable and that would help us achieve the goals of the Omnibus Plan. There were no specific measures or criteria on which the Committee determined the amounts of stock options or stock awards that were granted to executive officers.

Incentive Plan.    Under our Incentive Plan, a portion of the cash compensation paid each year to our executive officers and other employees chosen to participate in the plan is tied to the extent to which we achieve goals set by our Board for the year with respect to various measures of corporate performance. The measures vary for employees at different levels within the Bank, but the measures that apply to our executive officers are our:

•	return on average equity (our “ROAE”);

•	return on average assets (our “ROAA”); and

•	ratio of operating expenses to average assets (our “Expense Ratio”).

For each measure each year, our Board sets a “threshold,” “target,” and “maximum” level of performance which generally are based on our business plan for the year, as well as a “weight” that will determine the degree to which our performance results under each measure will affect the amounts of cash awards. The Board also sets “award triggers” which are minimum requirements that must be met before any cash awards will be paid. For our executive officers, more relative weight is given to overall bank performance. For other participants, the incentive is focused more on local factors, such as branch performance and local cost control, although there is a smaller component for overall bank performance. Cash awards under the plan are calculated based on a percentage of each participant’s annual base salary.

We set our annual incentive goals early in the year, but the Compensation Committee reviews them at the end of the year to judge whether they were reasonable and achieved what they were intended to achieve. On occasions, the Committee will recommend adjustments for factors during the year that it believes were outside of the control of the various participants. No adjustments to the goals were made for 2007. The Committee also has discretion to recommend a reduction in a participant’s indicated award amount, or payment of an additional amount, based on individual performance during the year. We have not established a policy regarding adjustments to or recovery of awards for prior years if the performance measures on which they were based are later restated.

For 2007, the award triggers set by the Board required that, before any bonuses could be paid, we must have had an ROAE of at least 7.91%, and our most current regulatory examination rating had to be at a stated minimum level. The threshold, target and maximum levels of performance under the plan for 2007 were as reflected in the following table.

Performance Measure	Threshold	Target	Maximum
ROAA	0.80%	0.89%	0.96%
ROAE	7.91%	8.75%	9.53%
Expense Ratio	3.29%	3.24%	3.19%

The relative weights of each performance measure that applied to each of our executive officers for 2007 were as reflected in the following table.

Name	ROAA	ROAE	Expense Ratio
Mr. Keeney	35%	45%	20%
Messrs. White, Davis and Adams	20%	45%	35%

The percentage of base salary that could be awarded to each officer for 2007 for weighted composite performance at the threshold, target and maximum levels of performance were as reflected in the following table. The percentages are interpolated for composite performance at levels between the threshold, target and maximum levels.

	Percentage of Base Salary for Performance at:
Name	Threshold Level	Target Level	Maximum Level
Mr. Keeney	24%	29%	39%
Messrs. White, Davis and Adams	15%	20%	25%

For 2007, the threshhold levels of performance for awards to be paid under the Incentive Plan were not met. As a result, no cash awards were paid to our named executive officers under the Incentive Plan. However, the Compensation Committee approved the payment of discretionary bonuses outside of the Incentive Plan to certain of the Bank’s officers and employments, including a $2,000 payment to Mr. Davis as indicated in the Summary Compensation Table above. Discretionary bonuses were not paid to Messrs. Keeney, White or Adams.

Grants During 2007.    During 2007, we granted a stock option to each of our executive officers named in the Summary Compensation Table, and each of them was a participant in the Incentive Plan. The following table contains information about the stock options granted to each officer and the cash award each officer was eligible to receive under the Incentive Plan for 2007.

GRANTS OF PLAN-BASED AWARDS DURING 2007

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Number of Shares of Stock or Units	Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (3)
Name		Threshold	Target	Maximum
Arthur H. Keeney III	02/23/07	—	—	—	—	8,954	$32.60	$78,188
	N/A	$64,800	$78,300	$105,300	—	—	—	—
J. Dorson White, Jr.	02/23/07	—	—	—	—	4,952	32.60	43,248
	N/A	24,000	32,000	40,000	—	—	—	—
T. Olin Davis	02/23/07	—	—	—	—	1,000	32.60	8,733
	N/A	16,500	22,000	27,500	—	—	—	—
Gary M. Adams	02/23/07	—	—	—	—	1,619	32.60	14,139
	N/A	15,750	21,000	26,250	—	—	—	—

(1)	Reflects the dollar amount each officer could have received for 2007 under our Incentive Plan based on corporate performance at each level. The threshhold levels of performance for awards to be paid under the Incentive Plan were not met. As a result, no cash awards were paid to the named officers under the Incentive Plan for 2007.
(2)	Values have been calculated as of the grant date of each option pursuant to FAS 123R based on the Black-Scholes option pricing model and assuming 24.82% volatility, a 4.66% risk-free rate of return, an expected annual dividend yield of 2.40%, and an expected life of seven years.
(3)	The options become exercisable as to one-third of the covered shares on February 23, 2008, and the remaining two-thirds on February 23, 2009, in the case of Mr. Keeney’s option, and in three equal annual installments beginning on February 23, 2010, in the case of the options granted to Messrrs. White, Davis and Adams.

Outstanding Stock Options and Restricted Stock Awards.    The following table contains information about all unexercised stock options (listed individually) and unvested restricted stock awards (listed in the aggregate) held on December 31, 2007, by our executive officers named in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT 2007 YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Stock Options (Exercisable)	Number of Securities Underlying Unexercised Stock Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (10)
Arthur H. Keeney III	5,969	2,985	(1)	29.00	05/17/15	5,515	(7)	$141,074
	2,985	5,969	(2)	28.52	02/21/16	—		—
	-0-	8,954	(3)	32.60	02/23/17

J. Dorson White, Jr.	1,960	-0-		10.00	02/16/10	1,645	(8)	42,079
	1,700	-0-		13.25	01/16/12	—		—
	-0-	4,952	(4)	29.00	05/17/15	—		—
	-0-	4,952	(5)	28.52	02/21/16	—		—
	-0-	4,952	(6)	32.60	02/23/17	—		—

T. Olin Davis	-0-	1,000	(6)	32.60	02/23/17	—		—

Gary M. Adams	742	-0-		10.00	02/16/10	1,056	(9)	27,012
	1,150	-0-		13.25	01/16/12	—		—
	-0-	1,619	(4)	29.00	05/17/15	—		—
	-0-	1,619	(5)	28.52	02/21/16	—		—
	-0-	1,619	(6)	32.60	02/23/17	—		—

(1)	Exercisable as to one-third of the shares on each of 05/17/2006, 05/17/2007 and 05/17/2008.
(2)	Exercisable as to one-third of the shares on each of 02/21/2007, 02/21/2008, and 02/21/2009.
(3)	Exercisable as to one-third of the shares on 02/23/08 and the remaining two-thirds on 02/23/09.
(4)	Exercisable as to one-third of the shares on each of 05/17/2008, 05/17/2009 and 05/17/2010.
(5)	Exercisable as to one-third of the shares each of 02/21/09, 02/21/10 and 02/21/11.
(6)	Exercisable as to one third of the shares each of 02/23/2010, 02/23/2011 and 02/23/2012.
(7)	Vests as to 2,157 shares on 01/01/08, 1,678 shares on 01/13/2008 and 1,680 shares on 01/13/2009.
(8)	Vests as to 513 shares on 01/01/08, 565 shares on 01/13/08 and 567 shares on 01/13/09.
(9)	Vests as to 351 shares on 01/01/08, 352 shares on 01/13/08, and 353 shares on 01/13/09.
(10)	Market values of unvested shares are based on the last reported trade price for our stock on The Nasdaq Stock Market on the last trading day of 2007.

Exercises and Vesting.    The following table contains information about outstanding stock options that were exercised during 2007 by our executive officers named in the Summary Compensation Table and all stock options and restricted stock awards held by those officers that became vested during 2007.

OPTION EXERCISES AND STOCK VESTED DURING 2007

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting		Value Realized on Vesting (1)
Arthur H. Keeney III	12,742	$277,158	1,616	(2)	$52,682
			1,678	(3)	53,864

J. Dorson White, Jr.	2,043	42,290	384	(2)	12,518
			565	(3)	18,137

Gary M. Adams	1,407	29,125	264	(2)	8,606
			352	(3)	11,299

(1)	Values realized on exercise of stock options reflect the difference between the values of the shares purchased (based on the last reported trade prices for our stock on The Nasdaq Stock Market on the dates the options were exercised) and the aggregate exercise prices of the shares. Values realized on vesting of stock awards are based on last reported trade prices for our stock on The Nasdaq Stock Market on the last trading day prior to each vesting date.
(2)	Reflects shares of restricted stock covered by awards that became vested under their original terms on 01/01/07.
(3)	Reflects shares of restricted stock covered by awards that became vested under their original terms on 01/13/07.

Deferred Compensation

We have a separate arrangement under which Mr. Keeney may elect each year, in advance, to defer receipt of up to 90% of his salary and up to 100% of any bonus. We pay the deferred amounts to an independent trustee that credits them to a deferral account for Mr. Keeney. We do not make any contributions to, or pay any interest or other amount or guarantee any rate of return on, Mr. Keeney’s deferral account. The trustee invests amounts credited to the account, as directed by Mr. Keeney, into any one or a combination of investment funds available under the arrangement which are similar to those available to our officers and employees for the investment of their account balances under our Section 401(k) plan. His investment elections may be changed each quarter. The balance of Mr. Keeney’s deferral account will be paid to him following his retirement or other termination of employment. Payment also may be made prior to termination of employment, but only with the approval of our Board of Directors. Payment may be made in a lump-sum or in periodic payments over ten years. None of our other executive officers participate in the arrangement.

The following table contains information about Mr. Keeney’s deferral account for 2007.

NONQUALIFIED DEFERRED COMPENSATION DURING 2007

Name	Executive Contributions in 2007 (1)	Company Contributions in 2007 (2)	Aggregate Earnings in 2007 (3)	Aggregate Withdrawals/ Distributions in 2007	Aggregate Balance at 12/31/07 (4)
Arthur H. Keeney III	$53,680	$-0-	$11,572	$-0-	$230,092

(1)	The full amount deferred by Mr. Keeney for 2007 is included in his salary listed in the Summary Compensation Table.
(2)	We do not make any contributions to Mr. Keeney’s account under the plan.
(3)	Earnings on Mr. Keeney’s account are not listed in the Summary Compensation Table. All deferred amounts are invested by an independent trustee, and we do not pay any interest or other amount, or guarantee any return, on his deferred compensation.
(4)	Includes an aggregate of $188,334 in contributions by Mr. Keeney (including his 2007 contribution) since 2002. All amounts contributed in prior years were disclosed as salary, bonus or non-equity incentive plan compensation in the Summary Compensation Tables contained in our proxy statements for those years.

Retirement Benefits

As a supplement to our Section 401(k) plan, the Bank has entered into separate agreements with Messrs. Keeney, White, Davis and Adams under which, following their retirement at age 65, it will make payments to them until their deaths. The amounts of payments to each officer during an initial benefit period that extends from his retirement date to his actuarially calculated mortality age are specified in his agreement and generally increase each year. After each officer’s initial period, his payments will increase or decrease based on a formula that includes a comparison of the Bank’s return on life insurance policies it has purchased to cover its costs associated with his benefits, to the Bank’s opportunity costs associated with the premiums it paid on those policies and any benefits paid to the officer under his agreement. Reduced benefits will be payable if an officer’s employment terminates under various circumstances prior to age 65. If an officer retires or is terminated without cause after age 59 1/2 but before age 65, his annual benefits (which will begin following his early termination date) will be reduced by 18.18% for each full year between his termination date and age 65. If he resigns or is terminated without cause before age 59 1/2, his annual benefits (which will not begin until age 65) will be equal to 10% of his full benefits for each year he as been employed by the Bank, but not more than 80% of his full annual benefit amount. However, if an officer’s employment is terminated as a result of disability, or for any reason following a change in control of the Bank, he will retain the right to full benefits under his agreement beginning at age 65. All benefits are forfeited if an officer’s employment is terminated for cause. At the end of 2007, Mr. Keeney was eligible for early retirement under his agreement.

As a director, Mr. Keeney also has a separate, similar agreement with the Bank under a plan that provides retirement benefits to directors. The terms of that plan are described under the caption “Director Compensation—Director Retirement and Death Benefits.”

The following table contains information about benefits that may be paid under the agreements to each of the named officers.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year (2)
Arthur H. Keeney III	Executive Supplemental Retirement Plan	6	$677,777	$-0-

	Director Supplemental Retirement Plan	6	25,229	-0-

J. Dorson White, Jr.	Executive Supplemental Retirement Plan	6	128,099	-0-

T. Olin Davis	Executive Supplemental Retirement Plan	6	37,154	-0-

Gary M. Adams	Executive Supplemental Retirement Plan	6	38,393	-0-

(1)	The amounts listed reflect the present values of each officer’s future benefits under the plan, pro rated by service to December 31, 2007, over total service remaining until normal retirement date. The amounts are calculated under FAS No. 87, based on the same assumptions we use for our consolidated financial statements and assuming that payments will be made to each officer following his retirement at age 65 in amounts, and for an initial benefit period, stated in the officer’s agreement. The initial benefit period, and the actual beginning and ending annual benefit amount during that period, for each officer are reflected in the table below.

Name	Plan Name	Initial Period	Beginning Annual Benefit	Ending Annual Benefit
Arthur H. Keeney III	Exec. Supp. Retirement Plan	12 years	$82,779	$108,046

	Dir. Supp. Retirement Plan	7 years	11,373	12,553

J. Dorson White, Jr.	Exec. Supp. Retirement Plan	11 years	51,362	62,469

T. Olin Davis	Exec. Supp Retirement Plan	10 years	26,039	30,381

Gary M. Adams	Exec. Supp. Retirement Plan	10 years	22,694	23,383

(2)	None of the officers have begun receiving payments under their agreements.

Potential Payments Upon Termination of Employment or a Change of Control

Under agreements between the Bank and Messrs. Keeney, White, Davis and Adams, the officers will receive payments and benefits from the Bank if their employment terminates under various circumstances. Those arrangements are described in the following paragraphs, and a summary of the payments and benefits each officer will receive following different termination events is contained in the table below.

Employment Agreement with Mr. Keeney.    Mr. Keeney’s employment agreement is described above under the caption “Employment Agreement.” If his employment is terminated without cause, he will continue to receive his base salary, paid monthly, and medical and disability insurance coverage, for the remaining term of his agreement. If the termination without cause occurs within three months following a change in control of the Bank, or if a “termination event” (as defined below) occurs following a change in control and Mr. Keeney voluntarily terminates his own employment, he will receive a lump sum payment equal to the average of the base salary, cash bonuses and incentives paid to him over the three prior 12-month periods, multiplied by 2.99. Under any of those circumstances, Mr. Keeney will receive continued medical and disability insurance coverage for the remaining term of his employment agreement.

A “termination event” will occur under Mr. Keeney’s agreement if, within three months following a change in control: (1) his salary is reduced; (2) his responsibilities are reduced (without regard to his title); or (3) he is required to change his workplace to a location greater than 75 miles from Engelhard, North Carolina. A “change in control” means, generally, a direct or indirect acquisition by another person or entity, by merger, share exchange, consolidation, purchase or otherwise, of all or substantially all of the assets or stock of the Bank or its parent company.

While Mr. Keeney receives payments under his agreement, he may not be employed by or participate in the management, operation or control of any business that competes with the Bank in any county in which the Bank has an office or in any contiguous county. He could be employed by a financial institution that is not headquartered in any of the prohibited counties, but he could not live or work, or have managerial input or control of the other institution’s activities, in one of those counties. Those provisions will not apply in the case of a termination of his employment following a change in control since the Bank’s payment to him under those circumstances will be made in a lump-sum and not over a period of time.

Other Change in Control Agreements.    The Bank has separate “change in control” agreements with Messrs. White, Davis and Adams. If their employment is terminated without cause within three months following a change in control of the Bank, or if a “termination event” (as defined below) occurs following a change in control and they voluntarily terminate their own employment, they will receive lump sum payments equal to the average of their base salary, cash bonuses and incentives paid to them over the three prior 12-month periods, multiplied by 1.50, and they will receive continued medical insurance coverage for a period of 18 months.

A “termination event” will occur under these two agreements if, within three months following a change in control (1) their salaries are reduced, or (2) their responsibilities are reduced (without regard to title). “Change in control” has the same meaning as under Mr. Keeney’s employment agreement.

The agreements do not contain any restriction on the officers’ ability to compete with the Bank. However, the agreements do provide that, following any termination of their employment, they may not disclose or make use of any confidential information about the Bank’s business that they received during their employment.

Retirement and Other Voluntary Terminations.    Under each executive officer’s supplemental retirement plan agreement, the Bank will pay normal retirement benefits to the officer following his retirement at age 65, or reduced benefits following his early retirement after age 59 1/2. If an officer resigns, or his employment is terminated by the Bank without cause, he will receive a reduced annual retirement benefit beginning immediately if the termination occurs after age 59 1/2 but before age 65, or beginning at age 65 if the termination occurs before age 59 1/2. If an officer becomes disabled, or if, following a change in control of the Bank, he resigns, or his employment is terminated without cause, before age 59 1/2, he will receive his full annual retirement benefit under this agreement beginning at age 65. Amounts of benefits that may be paid under those agreements are described above under the caption “Retirement Benefits.”

Endorsement Split-Dollar Agreements.    The Bank has purchased life insurance policies on the lives of each of our named executive officers, and has entered into an Endorsement Split-Dollar Agreement with each of them. The policies are owned by the Bank. Under the agreements, upon an officer’s death while he remains employed by the Bank or after a termination of employment, a portion (from 0% to 80%) of the “net death proceeds” of the policies will be paid to the officer’s beneficiary. The net death proceeds of a policy will equal the total death benefit payable under the policy minus the cash surrender value of the policy. The actual percentage is determined based on whether the officer remains employed by the Bank or is retired at the time of death and, if no longer employed for reasons other than retirement or disability, the officer’s age and length of service. The Bank will receive the remainder of the death benefits, including the full cash surrender value, which we expect will reimburse the Bank in full for its life insurance investment. During 2002, the Bank made one-time premium payments on the policies as follows: Mr. Keeney—$1,120,492; Mr. White—$330,000; Mr. Davis—$120,000, and Mr. Adams - $136,000.

Summary of Payment and Benefits.    The following table lists estimates of aggregate payments and benefits that would be paid or provided to Messrs. Keeney, White, Davis and Adams if their employment had terminated under various circumstances on December 31, 2007.

Type of Termination Event and Description of Payment or Benefit	A.H. Keeney		J.D. White		T. O. Davis		G. M. Adams
Involuntary Termination Without Cause (Other than After a Change in Control):
Aggregate cash payments	$540,000	(1)	—		—		—
Continued insurance coverage	28,452	(2)	—		—		—

Involuntary Termination Without Cause, or Voluntary Termination as a Result of a Termination Event, After a Change in Control:
Aggregate cash payments	889,950		$249,503		$159,900		$172,156
Continued insurance coverage	28,452	(2)	16,692	(3)	16,692	(3)	16,692	(3)

Death:
Death benefits under split-dollar life insurance policies (4)	957,115		419,519		198,731		144,197
Death benefits under employee group life insurance plan (5)	150,000		150,000		150,000		150,000

(1)	Reflects the aggregate amount of monthly payments that would be paid to Mr. Keeney during the two-year remaining term of his employment agreement.
(2)	Reflects our estimate of the aggregate cost (discounted to present value) of continued medical and disability insurance coverage equivalent to that currently provided to Mr. Keeney under our group plans that could be obtained in the marketplace for the two-year remaining term of his employment agreement. The amount has been calculated under FAS 106 based on the same actuarial assumptions as would be used for financial statement purposes under generally accepted accounting principles.
(3)	Reflects our estimate of the aggregate cost (discounted to present value) of continued medical insurance coverage equivalent to that currently provided to the officers under our group plans that could be obtained in the marketplace for 18 months as provided in their change in control agreements. The amounts have been calculated under FAS 106 based on the same actuarial assumptions as would be used for financial statement purposes under generally accepted accounting principles.
(4)	Reflects the portion of the aggregate death benefits payable under the split-dollar insurance policies that would be paid to the officer’s beneficiary. The remainder of the death benefits including the full cash value of the policies would be paid to the Bank.
(5)	Benefits under the group plan equal 1.5 times the employee’s base salary, but not more than $150,000.

DIRECTOR COMPENSATION

Directors’ Fees

Our outside directors serve and are compensated as directors of the Bank. The Boards of the Bank and our holding company meet jointly, and directors do not receive any additional compensation for their services as our directors unless our Board meets separately. The following table describes our standard schedule of fees paid to our directors for 2007:

Description	Amount
Monthly retainer	$500
Additional retainer paid to the Chairman	5,000
Per diem fee for attendance at meetings of our and/or the Bank’s Boards	750
Per diem fee for attendance at Executive Committee meetings	650
Per diem fee for attendance at other committee meetings	600
Additional per diem fee for attendance at Audit Committee meetings by committee Chairman	250

Mr. Keeney is compensated as an executive officer of the Bank, and he receives no additional cash compensation for his service as a director.

Each director may elect each year, in advance, to defer receipt of up to 100% of his fees under the same deferred compensation arrangement that is described above for Mr. Keeney under the caption “Deferred Compensation.” We pay the deferred amounts to an independent trustee that credits them to a deferral account for each director. We do not make any contributions to, or pay any interest or other amount or guarantee any rate of return on, the directors’ accounts. The trustee invests amounts credited to the directors’ accounts, as they direct, into any one or a combination of investment funds available under the arrangement which are similar to those available to our officers and employees for the investment of their account balances under our Section 401(k) plan. The terms of the arrangement for directors are substantially the same as for Mr. Keeney. Six of our eight outside directors participated in that arrangement for 2007.

Director Retirement and Death Benefits

The Bank has entered into separate supplemental retirement plan agreements with each of our directors under which, following a director’s retirement from service at an agreed upon age, the Bank will make monthly payments to him until his death in amounts provided for in his agreement. The amounts of payments to be made to a director during an initial benefit period that extends from his retirement date to his actuarially calculated mortality age are specified in his agreement and generally increase each year. After the director’s initial period, his payments will increase or decrease based on a formula that includes a comparison of, in the case of seven of our outside directors, (1) the Bank’s return on life insurance policies it has purchased to cover its costs associated with his benefits, to (2) the Bank’s opportunity costs associated with premiums it paid on those policies and any benefits paid to the director under his agreement. In the case of one outside director for whom insurance policies were not purchased, the formula makes that comparison based on assumed returns and premiums on policies on other insured plan participants. Reduced annual benefits are payable in the event a director’s service terminates prior to his specified retirement age. However, if a director’s service is terminated as a result of disability, or for any reason following a change in control of the Bank, he will retain the right to full benefits under his agreement. All benefits are forfeited if a director’s service is terminated for cause.

As described above, the Bank has purchased life insurance policies on the lives of seven of our outside directors, and has entered into an Endorsement Split-Dollar Agreement with each of them. The policies are owned by the Bank. Under the agreements, upon a director’s death, a portion of the total death benefits under the policies (from 0% to 80%) of the “net death proceeds” will be paid to the director’s beneficiary. The net death proceeds of a policy will equal the total death benefit payable under the policy minus the cash surrender value of the policy. The actual percentage is determined based on whether the director remains a director or is retired at the time of death and, if no longer serving as a director for reasons other than retirement or disability, the director’s length of service. The Bank will receive the remainder of the death benefits, including the full cash surrender value, which we expect will reimburse the Bank in full for its life insurance investment. During 2002, the Bank made one-time premium payments on the policies as follows: Mr. Davis—$200,000; Mr. Gibbs—$100,000; Mr. Hughes—$100,000; Mr. Kittrell—$100,000; Mr. Lamb—$200,000; Mr. Marshall—$100,000; and Mr. Spencer—$200,000. During 2006, the Bank made a one-time premium payment of $100,000 on policies covering Mr. Weeks.

Director Compensation for 2007

The following table summarizes the compensation paid or provided to our outside directors for 2007.

2007 DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation	Total
George T. Davis, Jr.	$35,100	$5,817	$-0-	$40,917
Gregory C. Gibbs	35,100	3,998	-0-	39,098
John F. Hughes, Jr.	27,900	5,140	-0-	33,040
J. Bryant Kittrell III	42,500	3,993	-0-	46,493
Joseph T. Lamb, Jr.	18,900	-0-	-0-	18,900
B. Martelle Marshall	20,700	3,909	-0-	24,609
R. S. Spencer, Jr.	44,300	17,851	-0-	62,151
Michael D. Weeks	23,700	1,129	-0-	24,829

(1)	Arthur H. Keeney is not listed in the table. He is compensated as an officer and employee of the Bank and does not receive any separate cash compensation for his services as a director.
(2)	Includes amounts of fees deferred at each director’s election under a deferral plan. Earnings on the directors’ deferral accounts are not listed in the table.
(3)	Amounts reflect the increase from December 31, 2006, to December 31, 2007, in the present value of each director’s accumulated benefits under their Director Supplemental Retirement Plan agreements described above under the caption “Director Retirement and Death Benefits.” The increase in Mr. Keeney’s accumulated benefits under his plan agreement is included in the description of his compensation as an executive officer in the Summary Compensation Table.

TRANSACTIONS WITH RELATED PERSONS

Our Policy

Our Board of Directors has adopted a written policy under which our Audit Committee reviews and approves certain transactions, arrangements or relationships in which we or the Bank is a participant and in which any of our “related persons” has a material interest. Our related persons include our directors, nominees for election as directors, executive officers, beneficial owners of more than 5% of a class of our common stock, and members of the immediate family of one of those persons.

Except as described below, the policy covers:

•

any transaction, arrangement or relationship, or series of transactions, arrangements or relationships, that are required to be disclosed in our proxy statement under rules of the Securities and Exchange Commission (in general, those in which the dollar amount involved exceeds or will exceed an aggregate of $120,000, including all periodic payments); and,

•

any other transactions, arrangements or relationships in which the dollar amount involved exceeds or will exceed an aggregate of $5,000 (including all periodic payments) and that would fall in the first category above except for their amount being less than the $120,000 dollar threshold specified above.

The transactions covered by the policy generally include loans, but the policy does not cover loans made by the Bank in the ordinary course of its business that are subject to banking regulations related to “insider loans” and that are required to be approved by a majority of the Bank’s Board of Directors. The policy also does not cover the provision of services by the Bank as a depositary of funds or similar banking services in the ordinary course of its business, or compensation paid to our executive officers that has been reviewed and approved, or recommended to our Board of Directors for approval, by our Compensation Committee.

In its review of related person transactions, the policy provides that the Committee should exercise independent judgment and should not approve any proposed transaction unless and until it shall have concluded to its satisfaction that the transaction:

•	has been or will be agreed to or engaged in on an arm’s-length basis,

•	is to be made on terms that are fair and reasonable to us, and

•	is in our or the Bank’s best interests.

Related Person Transactions During 2007

There were no transactions with our related persons during 2007 that were required to be approved by our Audit Committee. The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of our current directors, nominees for director, executive officers, and our other related persons. All loans included in those transactions during 2007 were made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time those loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

Principal Shareholders

The following table lists persons who we believe owned, beneficially or of record, 5% or more of our outstanding shares on the Record Date for the Annual Meeting.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percentage of class
Estate of Anna Mae H. Gibbs PO Box 277, Swan Quarter, NC 27885	377,378	(1)	12.94%

Gregory C. Gibbs PO Box 402, Engelhard, NC 27824	383,256	(2)	13.14%

Regina A. Gibbs PO Box 578, Engelhard, NC 27824	447,868	(3)	15.36%

Charles G. Gibbs, Jr. PO Box 474, Engelhard, NC 27824	453,176	(4)	15.54%

Caxton Associates, LLC (5) Princeton Plaza, Building 2 731 Alexander Road Princeton, New Jersey 08540	181,271		6.22%

Och-Ziff Capital Management Group LLC (6) 9 West 57th Street, 39th Floor New York, New York 10019	271,949	(8)	9.33%

OZ Master Fund, Ltd. (7) c/o Goldman Sachs (Cayman) Trust, Limited 45 Market Street Camana Bay, Grand Cayman, Cayman Islands	246,336	(8)	8.45%

(1)	Gregory C. Gibbs, Regina A. Gibbs and Charles G. Gibbs, Jr., serve as co-executors of the Estate of Anna Mae H. Gibbs, and the listed shares also are included in the shares listed as beneficially owned by each of them individually. The estate has pledged 377,378 shares to another bank as security for loans.
(2)	Mr. Gibbs may be considered to have shared voting and investment power with respect to 377,628 of the listed shares, including 377,378 shares held by the Estate of Anna Mae H. Gibbs for which he serves as co-executor. Those shares also are included in the shares listed for the Estate and for each of Regina A. Gibbs and Charles G. Gibbs, Jr.

(3)	Ms. Gibbs may be considered to have shared voting and investment power with respect to 447,130 of the listed shares, including 377,378 shares held by the Estate of Anna Mae H. Gibbs for which she serves as co-executor (which also are included in the shares listed for the Estate and for each of Gregory C. Gibbs and Charles G. Gibbs, Jr.) and 69,752 shares held by a family trust for which she serves as co-trustee (which also are included in the shares listed for Charles G. Gibbs, Jr.).
(4)	Mr. Gibbs may be considered to have shared voting and investment power with respect to 447,130 of the listed shares, including 377,378 shares held by the Estate of Anna Mae H. Gibbs for which he serves as co-executor (which also are included in the shares listed for the Estate and for Gregory C. Gibbs and Regina A. Gibbs) and 69,752 shares held by a family trust for which he serves as co-trustee (which also are included in the shares listed for Regina A. Gibbs).
(5)	The company’s Schedule 13G filed with the SEC indicates that the shares are held by Caxton International Limited and Caxton Equity Growth Holdings LP, that it has voting and dispositive power with respect to those shares in its capacity as trading advisor to those entities, and that its manager and majority owner, Caxton Corporation, and Chairman, Bruce S. Kovner, also may be deemed to beneficially own the shares.
(6)	The company’s Schedule 13G filed with the SEC indicates that it is the sole shareholder of Och-Ziff Holding Corporation (“OZHC”) and Och-Ziff Holding LLC (“OZH”). OZHC is general partner of OZ Management LP (“OZ”), which serves as principal investment manager to a number of investment funds, including OZ Master Fund, LTD. OZH serves as general partner of another investment fund. As such, the company may be deemed to beneficially own shares held by the funds and accounts over which OZ and OZH have voting or investment power as investment manager or general partner. The company’s Chief Executive Officer and Executive Managing Director, Daniel S. Och, also may be deemed the beneficial owner of the shares.
(7)	The fund’s Schedule 13G filed with the SEC indicates that its principal investment manager, OZ, OZ’s general partner, OZHC, and OZHC’s sole shareholder, Och-Ziff Capital Management Group LLC, also may be deemed to beneficially own all listed shares.
(8)	The shares listed for OZ Master Fund, Ltd. also are included in the shares listed for Och-Ziff Capital Management Group LLC.

Directors and Executive Officers

The following table describes the beneficial ownership of our common stock on the Record Date for the Annual Meeting by our current directors, nominees for election as directors, and certain named executive officers, individually, and by all of our current directors and executive officers as a group.

Name of beneficial owner	Amount and nature of Beneficial ownership (1)		Percent of class (2)
Gary M. Adams	7,475		0.26%
George T. Davis, Jr.	116,610	(3)	4.00%
T. Olin Davis	-0-		—
Gregory C. Gibbs	383,256	(4)	13.14%
John F. Hughes, Jr.	2,200		0.08%
Arthur H. Keeney III	46,020		1.57%
J. Bryant Kittrell III	5,000		0.17%
Joseph T. Lamb, Jr.	33,218		1.14%
B. Martelle Marshall	2,277		0.08%
R. S. Spencer, Jr.	23,169		0.79%
Michael D. Weeks	1,017		0.03%
J. Dorson White, Jr.	14,344		0.49%
All current directors and executive officers as a group (12 persons)	634,586		21.63%

(1)

Except as otherwise noted, and to the best of our knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all listed shares. The listed shares include the following numbers of shares with respect to which individuals named and included in the group have shared voting and investment power: Gary M. Adams—2,845 shares; George T. Davis, Jr.—99,267 shares; Gregory C. Gibbs—377,628 shares; J. Bryant Kittrell III—1,000 shares; Joseph T. Lamb, Jr.—18,092 shares; B. Martelle Marshall—591 shares;

shares; and all current directors and executive officers as a group—512,165 shares, including shares described in footnote 4 below held by persons for whom one of our directors acts as attorney-in-fact. Individuals named and included in the group exercise sole voting power only with respect to the following numbers of shares representing unvested restricted stock awards pursuant to our Omnibus Stock Ownership and Long Term Incentive Plan: Gary M. Adams—353 shares; Arthur H. Keeney III—1,680 shares; J. Dorson White, Jr.—567 shares; and all current directors and executive officers as a group—2,600 shares. The listed shares also include the following numbers of shares that could be acquired by individuals named and included in the group pursuant to stock options that could be exercised within 60 days following the Record Date and with respect to which shares they may be deemed to have sole investment power only: Gary M. Adams—1,892 shares; Arthur H. Keeney III—11,938 shares; J. Dorson White, Jr.—3,660 shares; and all persons included in the group—17,490 shares. Shares listed for certain of the named individuals have been pledged as security for loans as follows: Mr. Gibbs—377,378 shares.

(2)	Percentages are calculated based on 2,915,699 total outstanding shares plus, in the case of each named individual and the group, the number of additional shares (if any) that could be purchased by that individual or by persons included in the group pursuant to stock options that could be exercised within 60 days following the Record Date.
(3)	Includes an aggregate of 92,274 shares held directly by Mr. Davis’ mother and aunt for whom he acts as attorney-in-fact and as to which shares Mr. Davis disclaims beneficial ownership.
(4)	Includes 377,378 shares held by the Estate of Anna Mae H. Gibbs for which Mr. Gibbs serves as co-executor.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors, executive officers and principal shareholders are required by federal law to file reports with the Securities and Exchange Commission regarding the amounts of and changes in their beneficial ownership of our common stock. Based on our review of copies of those reports, our proxy statements are required to disclose failures to report shares beneficially owned or changes in beneficial ownership, or to timely file required reports, during previous years. We currently are not aware of any required reports which were not filed, or which were filed late, during 2007.

PROPOSAL 2:    APPROVAL OF 2008 OMNIBUS EQUITY PLAN

General

At its February 21, 2008 meeting, our Board of Directors, upon the recommendation of our Compensation Committee, adopted our proposed 2008 Omnibus Equity Plan (the “New Plan”), subject to the approval of our stockholders. The New Plan is intended to replace our 1998 Omnibus Stock Ownership and Long Term Incentive Plan (the “Old Plan”) which expired on January 21, 2008.

Approval of the New Plan by our shareholders is required by the listing requirements of The Nasdaq Stock Market. Shareholder approval also is required in order for options granted to employees under the New Plan to qualify as “incentive stock options” under Internal Revenue Code Section 422 and for the exemption from the tax deduction limitation of Internal Revenue Code Section 162(m) for performance-based compensation to be available. We will submit a proposal to approve the New Plan for your consideration and vote at the Annual Meeting.

The goal of the New Plan is to help us attract and retain key officers and employees, to promote the long-term financial success of our company and our subsidiaries, including the Bank, and to increase stockholder value by providing to key officers and employees the incentives inherent in stock ownership. Similar to the Old Plan, the proposed New Plan gives us authority to make awards of stock options, as well as restricted stock awards and performance share awards. The New Plan does not provide for certain other types of awards that were authorized, but never granted, under the Old Plan, such as stock appreciation rights and long-term incentive awards. Awards may be made under the New Plan only to our employees and employees of our subsidiaries. No stock options or other awards may be granted to our directors who are not employees. We believe that having the ability to grant different types of equity-based awards, with different types of vesting conditions, including performance-based conditions, will give our Compensation Committee flexibility to design awards that are effective in attracting and retaining the services of officers and employees upon whose judgment, skill, and efforts the successful conduct of our business depends. That flexibility also can be used to design awards to address specific situations, such as individual employees, or the differences between the functional duties and responsibilities of different officers or employees. Finally, we believe that flexibility will help us achieve our goals while maintaining a proper balance between the interests of our shareholders and those of our officers and employees.

The New Plan contains provisions we believe are consistent with the interests of stockholders and principles of good corporate governance. For example, stock options must have an exercise price equal to or greater than the fair market value of our common stock on the date the award is made. Similarly, the New Plan prohibits repricing of stock options without stockholder approval. In other words, if the fair market value of our stock experiences a sustained decline to a price less than the exercise price of a stock option, for example, we cannot freely adjust the exercise price of the option to compensate for the loss of the option’s value.

The following is a summary of the New Plan. However, the summary is qualified in its entirety by reference to the New Plan itself which is attached as Appendix A to this proxy statement. We encourage you to read the New Plan in its entirety. References in this summary to the Code mean the Internal Revenue Code of 1986, as amended.

Our Board of Directors recommends that you vote “FOR” Proposal 2.

To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Authorized Shares

The New Plan authorizes the issuance of 200,000 shares of our common stock. That number amounts to approximately 6.9% of our currently outstanding shares, and it includes 52,831 shares that remained available for issuance under the Old Plan when it expired and that were not subject to outstanding options or awards under that plan. No additional awards may be granted under the Old Plan. On March 10, 2008, there were outstanding, unexercised stock options previously granted under the Old Plans for an aggregate of 58,251 shares, and there were outstanding restricted stock awards covering an aggregate of 2,600 shares that remained subject to forfeiture. Shares of our common stock issued under the New Plan may consist, in whole or in part, of authorized and unissued shares that are not reserved for any other purpose, or outstanding shares that we repurchase. If an award made under the New Plan is later forfeited, terminated, exchanged, or otherwise settled without the issuance of shares or the payment of cash, the shares associated with that award will again become available for future grants of awards under the New Plan.

Awards

Awards to employees under the New Plan may take the form of:

•	incentive stock options that qualify for favored tax treatment under Code Section 422;

•	stock options that do not qualify as incentive stock options under Code Section 422;

•	restricted stock awards; and

•	performance share awards.

Each type of award is described in more detail below.

The terms of each award under the New Plan will be described in an award agreement between us and the employee to whom the award is granted. By accepting an award, the employee will agree to be bound by the terms of the New Plan and the award agreement. If there is a conflict between the terms of the New Plan and the terms of the award agreement covering an award, the Plan terms will control.

Plan Administration

The New Plan will be administered by the “Plan Committee,” which will be a committee of our Board of Directors consisting of at least three individuals, each of whom must be:

•	an outside director within the meaning of Code Section 162(m) who receives no compensation from us or an entity related to us in any capacity other than as a director, except as permitted by the Code;

•	a non-employee director within the meaning of the Securities and Exchange Commission’s Rule 16b-3, and

•	an independent director within the meaning of Nasdaq’s Marketplace Rules (specifically, Rule 4200(a)(15).

Our Board currently intends to designate its independent Compensation Committee to serve as the Plan Committee. The Board believes that each member of that Committee satisfies the independence requirements of Code Section 162(m), SEC Rule 16b-3, and Nasdaq Rule 4200(a)(15).

The Plan Committee has final authority to make awards to employees and establish award terms. Its authority includes the power to:

•	construe and interpret the New Plan,

•	adopt, amend, and rescind rules and regulations relating to the administration of the New Plan,

•	determine the types of awards to be made to employees,

•	designate the employees to whom the awards will be made,

•	specify the terms and conditions of each award, including the procedures for exercising an award, and

•	administer any performance-based awards, including certifying that applicable performance objectives are satisfied.

We will indemnify members of the Plan Committee and our Board for liabilities arising under the New Plan.

Award Eligibility

The Plan Committee may make awards to any employee of our company or any of our subsidiaries. We currently have no employees of our own, but there currently are approximately 218 full-time employees of the Bank who will be eligible for an award, including our and the Bank’s officers. The selection of participants, and the type, size and terms of awards, are within the discretion of the Plan Committee. No awards have yet been granted under the New Plan.

Award Limits

Of the shares authorized for issuance under the New Plan, up to the full number of authorized shares (200,000 shares) may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards of all types granted to any participant in a single year may not exceed 15,000.

Adjustments

If a corporate transaction, such as a stock dividend, stock split, recapitalization, merger, or other similar corporate change, affects our outstanding shares of common stock, the Plan Committee will make adjustments to prevent dilution or enlargement of benefits provided under the New Plan, including adjustment of the number of shares authorized to be issued under the New Plan, adjustment of award limits, and adjustments of the terms of outstanding awards.

Description of Awards

Options.    An option is the right granted to an employee to purchase shares of our common stock during a stated period at a specified exercise price. An option granted under the New Plan may be an incentive stock option (an “ISO”) qualifying for favored tax treatment under Code Section 422, or it may be a non-qualified stock option (an “NQSO”) that does not qualify as an ISO under the Code.

The exercise price of an option will be determined by the Plan Committee. However, in the case of either an ISO or an NQSO, the exercise price may not be less than the fair market value of a share of our common stock on the date the option is granted, or, in the case of an ISO granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding stock, not be less than 110% of the fair market value of a share on the date of grant. For this purpose, the New Plan provides that fair market value will be determined as follows:

•

if our common stock is traded on an exchange (which it currently is) or on an automated quotation system giving closing prices, fair market value means the reported closing price on the grant date if it is a trading day and otherwise on the next trading day,

•

if our common stock is traded over-the-counter with no reported closing price, fair market value is the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or

•

if neither of the above circumstances exists, fair market value will be determined by the Plan Committee in good faith and, to the extent applicable, consistent with Code Section 422, Code Section 409A and other applicable tax rules.

Our common stock currently is traded on The Nasdaq Global Market which is a securities exchange. The closing price for our stock on March 11, 2008, was $24.00.

The Plan Committee also will establish the term of each option at the time it is granted. However, the term of an ISO may not exceed ten years, or, in the case of an ISO granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding stock, the term may not exceed five years. An NQSO may have any term specified in the award agreement. During the term of an option, the option will become exercisable at the time or times specified in the award agreement. Options could be issued under terms that permit immediate exercise, but more often they will become exercisable by the employee after a stated period of time and continued employment, or incrementally as to portions of the shares they cover after stated periods of time. The exercise price of an option must be paid according to procedures specified in the award agreement, which may allow payment in cash or a cash equivalent, surrender of unrestricted shares of our common stock the participant has owned for at least six months, or any combination of these payment methods. The form of “cashless stock option exercise” in which a company withholds a portion of the shares being purchased in payment of the exercise price is not permitted by the New Plan. However, broker-assisted option exercises in which the option holder’s broker advances or loans funds necessary to pay the option exercise price to the company and immediately thereafter sells a sufficient number of the shares to repay the advance or loan are not prohibited.

The aggregate fair market value of our common stock for which an employee’s ISOs may become exercisable for the first time in any calendar year under all our stock option plans may not exceed $100,000. For this purpose, fair market value is determined as of the date the options are granted.

Restricted Stock Awards.    A restricted stock award is an award of shares of our common stock to an employee that is subject to restrictions and the risk of forfeiture if conditions stated in the award agreement are not satisfied at the end of a restriction period established by the Plan Committee. During the restriction period, restricted stock covered by the award will be held by us and may not be sold, transferred, or hypothecated by the employee. If the conditions stated in the award agreement are satisfied at the end of the restriction period, the restricted stock will become unrestricted and the certificate evidencing the stock will be delivered to the employee. If the conditions are not satisfied, the restricted stock will be forfeited by the employee. Unless the award agreement covering a restricted stock award specifies otherwise, during the restriction period the employee may vote the shares and will have the right to receive dividends or other distributions on the same basis as other shareholders. However, dividends or other distributions paid in the form of stock would themselves be considered shares of restricted stock and would be held by us during the restriction period and be subject to the same restrictions and conditions as applied to the original restricted stock.

If restricted stock awards are made, they are most likely to be made at no cost to the employees, and we expect that the principal condition imposed on a restricted stock award will be the requirement of continued employment with us or the Bank. In other words, the shares would become unrestricted in full at the end of the restriction period, or in increments at intervals during the restriction period, if the employee remains employed with us or the Bank during the specified period. However, in addition to other conditions that may be imposed, the Plan Committee could condition an award on the employee paying a purchase price for the shares of restricted stock, and the New Plan places no limitations on other conditions that may be imposed on restricted stock awards. Those awards could have performance-based conditions or other conditions in addition to continued employment.

Performance Share Awards.    A performance share award is an award of shares of our common stock to an employee that may be earned and issued if performance objectives or criteria specified by the Plan Committee are met. Like restricted stock awards, performance share awards will be granted subject to conditions that must be satisfied before the employee will own the shares outright. However, performance share awards will be earned only to the extent that performance criteria specified by the Plan Committee are met by the end of a specified measurement period, while restricted stock awards usually will be granted subject only to the condition of continued employment. Also, performance shares will not actually be issued until the end of the measurement period during which the performance criteria must be met, while restricted shares will be issued at the time awards are granted and the shares will be held by us until they become unrestricted at the end of the restriction period.

At the time a performance share award is granted, the Plan Committee will specify the applicable performance criteria, measurement period, and other terms of the award, all of which will be described in the award agreement. The terms of performance share awards may vary widely. Performance criteria and measurement periods need not be uniform and are likely to be influenced by a particular employee’s responsibilities, our or the Bank’s corporate goals and operating results, and other factors. Virtually every term of performance share awards can be customized for individual award recipients, with the only common denominator being the right to become the owner of unencumbered shares of our common stock if the performance criteria and other terms of the awards are satisfied.

At the end of each measurement period that applies to an award, the Plan Committee will determine whether the performance criteria have or have not been satisfied. To the extent the performance criteria have been met, then all or the portion of the performance shares associated with those criteria will have been earned by the employee and those shares will be issued to him or her as provided in the New Plan. If the Plan Committee determines that all or any part of the performance criteria have not been satisfied, then, to that extent, the award will terminate as to all or the portion of the shares associated with those criteria and those shares will not be issued.

The performance criteria applied in connection with performance share awards may include any, or a combination of, the following factors:

•	net earnings or net income (before or after taxes)

•	earnings per share

•	deposit or asset growth

•	net operating income

•	return on assets and return on equity

•	earnings before or after taxes, interest, depreciation and/or amortization

•	fee income

•	interest and/or rate spreads or margins

•	productivity ratios

•	expense targets

•	credit quality

•	efficiency ratio

•	market share

•	share price (including, but not limited to, growth measures and total shareholder return)

•	customer satisfaction

•	net income after cost of capital

In connection with any award, the Plan Committee may apply other measures of our corporate performance and/or an employee’s job performance in addition to those listed above. Different performance criteria may be applied to individual employees or to groups of employees, and performance criteria may be based on the results achieved by us and/or the Bank separately or on a consolidated basis or by any combination of our and/or the Bank’s segments, products, offices or divisions. The Plan Committee may make appropriate adjustments of performance criteria during the measurement period to reflect the effect of any stock dividend or stock split affecting our common stock, or a recapitalization, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change, or any other event having a similar effect. The Plan Committee also may make adjustments of performance criteria to reflect a substantive change in an employee’s job description or assigned duties and responsibilities.

Since performance shares covered by an award will not be issued until they are earned, the shares will not be outstanding during the measurement period and the employee will have no right to vote the shares or to receive any dividend or other distributions with respect to the unissued shares.

Effect of Termination of Service on Awards

The Plan Committee will specify the treatment of each award upon a termination of the employee’s employment while the award is outstanding. However, in general, unless an employee’s award agreement provides otherwise, if his or her employment terminates for any reason, the portion of any award held by the employee that is not exercisable or has not been fully earned or vested will be forfeited. All ISOs and NQSOs held by an employee that are exercisable will be forfeited if they are not exercised before the earlier of the expiration date or any other time specified in the award agreements (including the date of termination), or after a number of days following the date of termination. However, all of an employee’s outstanding awards will be forfeited if his or her employment terminates for cause or if in our judgment a basis for termination for cause exists, regardless of whether the awards are exercisable and regardless of whether the employee’s employment or service actually terminates. As defined in the New Plan, the term “cause” includes, among other things, a violation of our or the Bank’s code of ethics. However, shares of restricted stock or performance shares which previously have become unrestricted or earned, or shares that previously have been purchased upon the exercise of a stock option, will not be affected by a termination for cause.

Effect of a Change in Control

If a change in control of our company occurs, the Plan Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of employees’ awards. The Plan Committee may, for example:

•	accelerate the exercisability or vesting of any or all awards, despite any limitations stated in the New Plan or in an award agreement;

•

cancel any or all outstanding options, restricted stock or performance share awards in exchange for the kind and amount of consideration that the holders of the awards would have received had the awards been exercised or vested before the change in control (less the exercise prices of the awards); or

•

convert any or all outstanding options, restricted stock or performance share awards into the right to receive, at exercise or vesting, the kind and amount of consideration that the holders of the award would have received had the awards been exercised or vested before the change in control (less the exercise prices of the awards).

The Plan Committee may provide for these results in advance in an award agreement or may provide for these results when a change in control actually occurs, or both.

Events that would constitute a change in control are defined in the New Plan, but the Plan defers to any competing definition contained in any other agreement to which an employee may be a party, such as an employment agreement or a severance agreement, or the competing definition contained in Code Section 409A if that provision of the Code applies to an employee’s award. In general, as defined in the New Plan, a change in control will have occurred if:

•

there is a change in the composition of our Board of Directors, after which the incumbent members of the Board on the effective date of the Plan, including their successors whose election or nomination was approved by those incumbent directors and their successors, no longer represent a majority of the Board;

•

a person (other than persons such as subsidiaries or benefit plans) becomes a beneficial owner of our securities representing 25% or more of the combined voting power of all securities eligible to vote for the election of directors, but excluding business combinations after which our stockholders own more than 50% of the resulting company, and excluding stock issuances approved by our incumbent directors and their successors;

•

there is a merger, consolidation, share exchange, or similar form of business combination transaction requiring approval of our stockholders, excluding business combinations after which our stockholders own more than 50% of the resulting company; or

•	our stockholders approve a plan of complete liquidation or dissolution or sale of all or substantially all of our assets.

Amendment, Modification and Termination of Plan

The New Plan was approved by our Board of Directors at its meeting on February 21, 2008, but it will not become effective unless it also is approved by our shareholders. If approved, the New Plan will remain in effect until the tenth anniversary of the date the New Plan was approved by the Board.

We may terminate, suspend, or amend the New Plan at any time without shareholder approval, unless shareholder approval is necessary to satisfy applicable requirements of the Securities and Exchange Commission’s Rule 16b-3, the Code, or any securities exchange, market, or other quotation system on which our securities are listed or traded. However, no amendment of the New Plan may:

•	result in the loss of a Plan Committee member’s status as a non-employee director as defined in SEC Rule 16b-3;

•	cause the New Plan to fail to satisfy the requirements of Rule 16b-3; or

•	adversely affect outstanding awards without the consent of the employees who hold those awards.

However, the Plan Committee has the authority to amend the New Plan as necessary to comply with Code Section 409A or other sections of the Code, even if the amendment adversely affects employees’ rights.

Transfers

Awards made under the New Plan generally are not transferable except as specified in the Plan. During an employee’s lifetime, awards are exercisable only by the employee or the employee’s guardian or legal representative. Plan awards may be transferred by will and by the laws of descent and distribution.

Accounting for Share-Based Payments

In December 2004, the Financial Accounting Standards Board (FASB) published FASB Statement No. 123 (revised): Shared Based Payment (SFAS 123 (R)). SFAS 123(R) requires that the compensation cost relating to share-based payment transactions, including grants of stock options and stock awards, be recognized as an expense in financial statements. For this purpose, cost is measured based on the fair value of the equity instrument issued according to any option-pricing model satisfying the fair value objective of SFAS 123(R). We began to apply SFAS 123(R) for the first time at the beginning of 2006.

Federal Income Tax Consequences

The following discussion briefly summarizes the U.S. Federal income and employment tax consequences relating to the New Plan. This summary is based on existing provisions of the Code, final, temporary, and proposed Treasury Regulations promulgated under the Code, existing judicial decisions, and current administrative rulings and practice, all of which are subject to change, possibly retroactively. This summary is included for general informational purposes only, and it is not intended to be a complete description of applicable Federal income or employment tax laws. The summary does not address state or local tax consequences and other tax consequences.

Employees will be solely responsible for all taxes of any nature that are imposed related to any award or distribution under the New Plan, or on any income which an employee is considered to recognize in connection with an award. In general, if the Plan Committee believes that we are required to pay or withhold any taxes in connection with any award or distribtion, then we may withhold and pay that tax out of any shares being purchased by or delivered to the employee or from the employee’s salary or any other funds payable to the employee. Or, as a condition of exercising an option or the delivery of any stock to the employee in connection with any other award, we may require the employee to pay to us in cash the amount of any tax we believe we are required to withhold.

Tax Consequences of ISOs.    ISOs qualify for special treatment under Code Section 422. An employee will recognize no income when an ISO is granted or exercised, and we will not be entitled to a tax deduction at either of those times. Also, ISOs will not be subject to employment taxes at the time of grant or exercise. If an employee acquires our common stock by exercising an ISO and continues to hold that stock for one year or, if longer, until the second anniversary of the grant date of the option, then the amount the employee receives when he or she finally disposes of the stock, minus the exercise price, will be taxed at long-term capital gain or loss rates. This is referred to as a qualifying disposition. We will not be entitled to a deduction for a qualifying disposition.

If an employee disposes of the stock within one year after exercising the ISO or within two years after the grant date, this will be referred to as a disqualifying disposition. When a disqualifying disposition occurs, the employee will recognize ordinary income equal to the excess of (i) the fair market value of the stock on the date the ISO is exercised, or, if less, the amount received on the disposition, over (ii) the exercise price. We will be entitled to a deduction equal to the income that the employee recognizes on the disqualifying disposition. The employee’s additional gain will be taxed at long-term or short-term capital gain rates, depending on whether the employee held the stock for more than one year.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. When an ISO is exercised, an employee must treat the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price as a tax preference item for purposes of the alternative minimum tax.

Tax Consequences of NQSOs.    NQSOs are not entitled to the special tax treatment granted to ISOs. Nevertheless, an employee will recognize no income when an NQSO is granted, and we will be entitled to no tax deduction at that time. Unlike an ISO, when an NQSO is exercised the employee will recognize ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the exercise price. Also unlike an ISO, this same amount will be subject to employment taxes, including social security and Medicare taxes. If an employee uses common stock or a combination of stock and cash to pay the exercise price of an NQSO, he or she will have ordinary income equal to the value of the excess of the number of shares of common stock that the employee purchases over the number he or she surrenders, less any cash the employee uses to pay the exercise price. This same amount is subject to employment taxes, including social security and Medicare taxes. When an NQSO is exercised, we will be entitled to a deduction equal to the ordinary income that the employee recognizes.

An employee’s cost, also known as his or her basis, for shares acquired by exercising an NQSO generally will be the fair market value of the stock on the date the NQSO is exercised, recognizing that the employee is taxed at ordinary income rates at that time. When the employee finally disposes of stock acquired by exercising an NQSO, he or she will have a long-term capital gain or loss or a short-term capital gain or loss, depending on whether the employee held the stock after option exercise for more than one year and whether the sale price exceeds the employee’s cost basis. There is no tax impact on us when an employee disposes of the shares.

Tax Consequences of Restricted Stock.    Unless an employee makes an election under Code Section 83(b) to recognize taxable income, the employee will not have taxable income when restricted stock is granted. Likewise, we will not be entitled to a tax deduction at that time. Instead, an employee will recognize ordinary income when the shares of restricted stock vest, meaning the shares are no longer subject to a substantial risk of forfeiture. The income recognized at that time will be equal to the fair market value of the stock the employee receives when the restrictions lapse, less any consideration paid for the restricted stock. We generally will be entitled to a deduction equal to the income that the employee recognizes. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes. When an employee finally disposes of restricted stock that has become vested, he or she will have a long-term or short-term capital gain or loss, depending on whether the employee held the shares for more than one year after the restricted stock vested and depending on the sale price.

If an employee makes an election under Code Section 83(b), he or she will recognize ordinary income on the grant date equal to the fair market value of the shares of restricted stock on that date. We will be entitled to a deduction equal to the income that the employee recognizes at that time. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes. However, the employee will recognize no income when the restrictions finally lapse. If an employee becomes vested in the shares, any appreciation between the grant date and the date the employee disposes of the shares will be treated as a long-term or short-term capital gain or loss, depending on whether he or she held the shares for more than one year after the grant date and depending on the sale price. If an employee forfeits restricted stock after making a Section 83(b) election, he or she will not be able to take a tax deduction for the ordinary income he or she recognized as a result of the election.

Tax Consequences of Performance Shares.    An employee will recognize no taxable income when he or she receives a performance share award, and we will not be entitled to a tax deduction at that time. However, when the conditions imposed on the award are satisfied and the shares are issued to the employee, he or she will recognize ordinary income equal to the fair market value of the shares he or she receives, less any amount paid for the shares. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes. We generally will be entitled to a tax deduction equal to the income that the employee recognizes. Thereafter, the employee will have a long-term or short-term capital gain or loss when he or she finally disposes of the stock acquired in connection with the award, depending on whether the employee held the shares for more than one year after they were issued and depending on the price at which the shares are sold.

Code Section 162(m).    Code Section 162(m) imposes an annual $1,000,000 limit on the tax deduction allowable for compensation paid to the chief executive officer and the four other highest-paid executives of a company whose equity securities are required to be registered under Section 12 of the Securities Exchange Act of 1934. However, there is an exception for compensation that qualifies as “performance-based compensation.” To qualify as performance-based compensation, awards must be granted by a committee consisting solely of two or more outside directors, the material terms of the performance-based compensation must be disclosed to and approved in advance by the company’s stockholders, and the committee must certify that the performance standards are satisfied prior to issuance of the shares. For awards other than options to qualify as performance-based compensation, the granting, issuance, vesting, or retention of the awards must be contingent upon satisfying one or more performance criteria. Stock options may be treated as performance-based compensation if the exercise price is at least equal to the fair market value of the stock on the grant date and if the plan states the maximum number of shares acquirable under options granted to any one individual in any single year. We expect that stock options as well as awards with a performance component generally will satisfy the requirements for performance-based compensation under Section 162(m), but the Plan Committee will have authority to grant non-performance-based awards, including restricted stock awards.

Performance share awards may be made in a manner that qualifies as performance-based compensation under Code Section 162(m) in the case of awards to our Chief Executive Officer and our four other most highly compensated executives. To ensure compliance with Section 162(m), (i) the applicable performance criteria for performance-based compensation such as performance share awards must be established in the associated award agreement as soon as administratively practicable, but no later than the earlier of 90 days after the beginning of the applicable performance period and the expiration of 25% of the applicable performance period, and (ii) vesting will be contingent on satisfaction of the performance criteria outlined in this proxy statement’s discussion of performance share awards. The Plan Committee may make appropriate adjustments to performance criteria to reflect a substantive change in an employee’s job description or assigned duties and responsibilities. Vesting of performance share awards made to other employees need not comply with the requirements of Code Section 162(m), but, nevertheless, we expect that performance share awards to those other employees will be based on similar performance criteria.

Code Sections 280G and 4999.    Code Sections 280G and 4999 impose penalties on persons who pay, and persons who receive, so-called excess “parachute payments.” A parachute payment is the value of any amount that is paid to company officers on account of a change in control (including but not limited to amounts under stock-based compensation plans). If the total of all benefits payable to an officer because of a change in control equals or exceeds three times the officer’s “base amount” (meaning his or her five-year average taxable compensation), a 20% excise tax will be imposed on the officer under Section 4999 on the amount of the “excess parachute payment,” which is the amount of benefits exceeding the officer’s base amount. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the officer’s change-in-control payments. Moreover, because of Section 280G, the company paying the compensation is unable to deduct the excess parachute payment, and the $1,000,000 limit on deductible compensation under Code Section 162(m) is reduced by the amount of the excess parachute payment.

Benefits to which participants are entitled under the New Plan and associated award agreements could constitute parachute payments under Sections 280G and 4999 if a change in control of our company occurs. If this happens, the value of each participant’s parachute payment arising under the New Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with us or the Bank, such as an employment agreement, a severance agreement, or a salary continuation agreement.

Code Section 409A.    Code Section 409A applies to amounts deferred under “nonqualified deferred compensation plans” which, as defined in the rules under that Section, may extend to various types of awards granted under the New Plan. Amounts deferred under the New Plan that are subject to Section 409A are subject to a 20% excise tax, plus interest, if certain events occur, such as making distributions before the recipient separates from service or before the occurrence of other specified events, such as death, disability, or a change of control, all as defined in Section 409A and other applicable tax authority. The impact of Section 409A is on employees rather than employers, and the Plan Committee intends to administer the New Plan to avoid or minimize the negative effects of Section 409A on employees who receive awards under the New Plan. By accepting an award, an employee will agree that the Plan Committee (or our Board of Directors, as appropriate) may amend the New Plan and the employee’s award agreement without any additional consideration if necessary to avoid penalties arising under Section 409A and other applicable tax authority, even if the amendment reduces, restricts, or eliminates rights that were granted under the New Plan, the award agreement, or both, before the amendment.

Shares Currently Authorized for Issuance Under Our Old Plan

The following table summarizes all compensation arrangements which were in effect on December 31, 2007, and under which shares of our common stock have been authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION (1)

Plan category	(a) Number of shares to be issued upon exercise of outstanding options		(b) Weighted-average exercise price of outstanding options	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by our security holders	58,251	(1)	$28.22	52,831	(2)
Equity compensation plans not approved by our security holders	-0	-	N/A	-0	-
Total (2)	58,251		$28.22	52,831	(2)

(1)	Reflects the number of shares that are subject to outstanding, unexercised options previously granted under our Omnibus Stock Ownership and Long-Term Incentive Plan (the “Old Plan”) which provided for the grant of stock options and other share-based awards.
(2)	Reflects the number of shares that remained available for future issuance under the Old Plan on December 31, 2007. The Old Plan expired on January 21, 2008, and no new grants or awards may be made under it after that date.

PROPOSAL 3:    RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

Our Audit Committee has selected our current independent accounting firm, Dixon Hughes PLLC, to serve as our independent accountants for 2008. The Committee’s charter gives it the responsibility and authority to select and appoint our independent accountants and to approve their compensation and terms of the engagement under which they provide services to us. Our shareholders are not required by our Bylaws or the law to ratify the Committee’s selection. However, we will submit a proposal to ratify the appointment of Dixon Hughes PLLC for 2008 for voting by shareholders at the Annual Meeting as a matter of good corporate practice and as a way for shareholders to be heard in the selection process. Representatives of Dixon Hughes PLLC are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so. If our shareholders do not ratify the Audit Committee’s selection, the Committee will reconsider its decision, but it could choose to reaffirm its appointment of Dixon Hughes PLLC. Even if our shareholders vote to ratify the Committee’s selection, during the year the Committee could choose to appoint different independent accountants at any time if it determines that a change would be in our best interests.

Our Board of Directors recommends that you vote “FOR” Proposal 3. To be approved,

the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Services and Fees During 2007 and 2006

Except as described below, under its current procedures the Audit Committee specifically pre-approves all audit services and other services provided by our accountants. In the case of tax services and other permissible non-audit services, the Committee has delegated authority to its Chairman to pre-approve services between Committee meetings. Any approval of services by the Chairman is communicated to the full Committee at its next regularly scheduled meeting. The Committee also may authorize management to obtain tax services from our accountants from time to time during the year up to a specified aggregate amount of fees. Requests for advice in addition to that amount would require further approval.

As our independent accountants for 2007 and 2006, Dixon Hughes PLLC provided us with various audit and other services for which we and the Bank were billed, or expect to be billed, for fees as further described below. Our Audit Committee considers whether the provision of non-audit services by our independent accounting firm is compatible with maintaining its independence. The Committee believes that the provision of non-audit services by Dixon Hughes PLLC during 2007 did not affect its independence.

The following table lists the aggregate amounts of fees paid, or that we expect to pay, to Dixon Hughes PLLC for audit services for 2007 and 2006, and fees paid for other services they provided during 2007 and 2006.

Type of Fees and Description of Services	2007	2006
Audit Fees, including fees for audits of our consolidated financial statements, reviews of our condensed interim consolidated financial statements included in our quarterly reports, and audits of our internal control over financial reporting	$175,928	$199,990

Audit-Related Fees, including fees for audit of our 401(k) plan and financial accounting consultations	12,300	18,036

Tax Fees, including fees for preparation of Form 5500s in connection with our benefit plans, assistance with estimated tax payments and, for 2007, preparation of our tax returns	20,050	3,550

All Other Fees	-0-	-0-

PROPOSALS FOR 2009 ANNUAL MEETING

Any proposal of a shareholder, other than a nomination for election as a director which is intended to be presented for action at our 2009 Annual Meeting must be received by our Corporate Secretary in writing at our address listed below no later than November 18, 2008, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy that we will distribute in connection with that meeting. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of our common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

Written notice of a shareholder proposal (other than a nomination) intended to be presented at our 2009 Annual Meeting, but which is not intended to be included in our proxy statement and form of appointment of proxy, must be received by our Corporate Secretary at our address listed below no later than February 1, 2009, in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by shareholders at that meeting.

Under our Bylaws, at a meeting our shareholders at which directors will be elected, nominations for election to our Board of Directors may be made by our Board or by a shareholder of record who is entitled to vote at the meeting if written notice of the shareholder’s nomination has been delivered to our Corporate Secretary at our address listed below not later than the close of business on the fifth business day following the date on which notice of the meeting is first given to shareholders.

The required notice of a nomination must include: (1) the name and address of the shareholder who intends to make the nomination and of the person to be nominated; (2) a representation that the shareholder is a holder of record of shares of our common stock entitled to vote at the meeting and that he or she intends to appear in person or by proxy at the meeting to nominate the person named in the notice; (3) a description of all arrangements or understandings between the shareholder and the nominee and any other persons (naming those persons) pursuant to which the nomination is to be made by the shareholder; (4) all other information regarding the nominee that would be required to be included in a proxy statement filed under the proxy rules of the Securities and Exchange Commission if the nominee had been nominated by our Board; and (5) the written consent of the nominee to serve as a director if elected. Only persons who are nominated in the manner described in our Bylaws are eligible to be elected as directors at meetings of our shareholders, and the Chairman of a meeting of our shareholders may refuse to acknowledge a nomination that is not made in compliance with the procedures set out in our Bylaws.

The notices described above should be mailed to:

ECB Bancorp, Inc.

Attention: Corporate Secretary

Post Office Box 337

Engelhard, North Carolina 27824

ANNUAL REPORT ON FORM 10-K

We are subject to the reporting requirements of the Securities Exchange Act of 1934, and we file periodic reports and other information about our company with the Securities and Exchange Commission, including annual reports, quarterly reports and proxy statements. You may review information that we file electronically with the SEC on the SEC’s Internet website at www.sec.gov. Our own Internet website (www.ecbbancorp.com) contains a link to the SEC’s website.

A copy of our 2007 Annual Report on Form 10-K as filed with the Securities and Exchange Commission accompanies this proxy statement.

APPENDIX A

ECB BANCORP, INC.

2008 OMNIBUS EQUITY PLAN

ARTICLE 1

PURPOSE AND EFFECTIVE DATE

1.1    Purpose. The purpose of this 2008 Omnibus Equity Plan of ECB Bancorp, Inc. (“ECB”), is to promote ECB’s long-term financial success and increase stockholder value by providing officers and employees the opportunity to acquire an ownership interest in ECB and enabling ECB and its related entities to attract and retain the services of those officers and employees upon whom the successful conduct of its business depends.

1.2    Effective Date. This Plan shall be effective when it is adopted by ECB’s Board of Directors and thereafter approved by the affirmative vote of ECB’s stockholders in accordance with applicable rules and procedures, including those in Internal Revenue Code Section 422 and Treasury Regulation Section 1.422-3. Any award granted under this Plan before stockholder approval shall be null and void if stockholders do not approve the Plan within 12 months after the Plan’s adoption by ECB’s Board of Directors. Subject to Article 11, the Plan shall continue until the tenth anniversary of the date it is approved by ECB’s Board of Directors.

ARTICLE 2

DEFINITIONS

When used in this Plan, the following words, terms, and phrases have the meanings given in this Article 2 unless another meaning is expressly provided elsewhere in this document or is clearly required by the context. When applying these definitions and any other word, term, or phrase used in this Plan, the form of any word, term, or phrase shall include any and all of its other forms.

2.1    Award means a grant of (a) the right under Article 6 to purchase ECB common stock at a stated price during a specified period of time (an “Option”), which Option may be (i) an Incentive Stock Option that on the date of the Award is identified as an Incentive Stock Option, satisfies the conditions imposed under Internal Revenue Code Section 422, and is not later modified in a manner inconsistent with Internal Revenue Code Section 422 or (ii) a Nonqualified Stock Option, meaning any Option that is not an Incentive Stock Option, (b) Restricted Stock, meaning shares of ECB common stock granted to a Participant contingent upon satisfaction of conditions described in Article 7, or (c) Performance Shares, meaning shares of ECB common stock granted to a Participant contingent upon satisfaction of conditions described in Article 8.

2.2    Award Agreement means the written or electronic agreement between ECB and each Participant containing the terms and conditions of an Award and the manner in which it will or may be settled if earned. If there is a conflict between the terms of this Plan and the terms of the Award Agreement, the terms of this Plan shall govern.

2.3    Covered Employee means those Employees, including Officers, whose compensation is or likely will be subject to limited deductibility under Internal Revenue Code Section 162(m) as of the last day of any calendar year.

2.4    Employee means any person who, on any applicable date, is a common law employee of ECB or a Related Entity. A worker who is not classified as a common law employee but who is subsequently reclassified as a common law employee of ECB or a Related Entity for any reason and on any basis shall be treated as a common law employee solely from the date reclassification occurs. Reclassification shall not be applied retroactively for any purpose of this Plan. An Employee shall not cease to be an Employee in the case of any leave of absence approved by ECB, provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

2.5    Exercise Price means the amount, if any, a Participant must pay to exercise an Award.

2.6    Fair Market Value means the value of one share of ECB common stock, determined according to the following rules: (a) if ECB common stock is traded on an exchange or on an automated quotation system giving closing prices, the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (b) if ECB common stock is traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (c) if neither clause (a) nor clause (b) applies, the fair market value as determined by the Plan Committee in good faith and, to the extent applicable, consistent with the rules and valuation methods prescribed under Internal Revenue Code Section 422 and Section 409A and related regulations, and other applicable tax rules.

2.7    Internal Revenue Code means the Internal Revenue Code of 1986, as amended or superseded after the date this Plan becomes effective under Section 1.2, and any applicable rulings or regulations issued under the Internal Revenue Code of 1986.

2.8    Participant means an Employee to whom an Award is granted, for as long as the Award remains outstanding.

2.9    Plan means this 2008 Omnibus Equity Plan, as amended from time to time.

2.10    Plan Committee means a committee of ECB’s Board of Directors consisting entirely of individuals who (a) are outside directors as defined in Treasury Regulation Section 1.162-27(e)(3)(i), (b) are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, (c) do not receive remuneration from ECB or any Related Entity in any capacity other than as a Director, except as permitted under Treasury Regulation Section 1.162-27(e)(3), and (d) are independent directors within the meaning of rules of The NASDAQ Stock Market, Inc. The Plan Committee shall consist of at least three individuals.

2.11    Plan Year means ECB’s fiscal year.

2.12    Related Entity means an entity that is or becomes related to ECB through common ownership, as determined under Internal Revenue Code Section 414(b) or (c), but modified as permitted under Treasury Regulation Section 1.409A-1(b)(5)(iii) as to Awards to which such regulation is applicable.

2.13    ECB Bancorp, Inc., or ECB, means ECB Bancorp, Inc., a North Carolina corporation. Except for purposes of determining whether a Change in Control has occurred (according to Article 10), the term ECB Bancorp, Inc., or ECB, also means any corporation or entity that is a successor to ECB Bancorp, Inc., or substantially all of its assets, and that assumes the obligations of ECB Bancorp, Inc., under this Plan by operation of law or otherwise.

ARTICLE 3

PARTICIPATION

3.1    Awards to Employees. Consistent with the terms of the Plan and subject to Section 3.2, the Plan Committee alone shall decide which Employees will be granted Awards, shall specify the types of Awards granted to Employees, and shall determine the terms upon which Awards are granted and may be earned. The Plan Committee may establish different terms and conditions for each type of Award granted to an Employee, for each Employee receiving the same type of Award, and for the same Employee for each Award the Employee receives, regardless of whether the Awards are granted at the same or different times. The Plan Committee shall have exclusive authority to determine whether an Award qualifies or is intended to qualify for the exemption from the deduction limitations of Internal Revenue Code Section 162(m) for performance-based compensation.

3.2    Conditions of Participation. By accepting an Award, each Participant agrees (a) to be bound by the terms of the Award Agreement relating to the Award and the Plan and to comply with other conditions imposed by the Plan Committee, and (b) that the Plan Committee (or ECB’s Board of Directors, as appropriate) may amend the Plan and the Award Agreements without any additional consideration if necessary to comply with or avoid penalties arising under Internal Revenue Code Section 409A or any other Section of the Code, even if the amendment reduces, restricts, or eliminates rights that were granted under the Plan, the Award Agreement, or both before the amendment.

ARTICLE 4

ADMINISTRATION

4.1    Duties. The Plan Committee is responsible for administering the Plan and shall have all powers appropriate and necessary for that purpose. Consistent with the Plan’s objectives, ECB’s Board of Directors and the Plan Committee may adopt, amend, and rescind rules and regulations relating to the Plan to protect ECB’s and its Related Entities’ interests. Consistent with the Plan’s objectives, ECB’s Board of Directors and the Plan Committee shall have complete discretion to make all other decisions necessary or advisable for the administration and interpretation of the Plan. Actions of ECB’s Board of Directors and the Plan Committee shall be final, binding, and conclusive for all purposes and upon all persons.

4.2    Delegation of Duties. In its sole discretion, ECB’s Board of Directors and the Plan Committee may delegate ministerial duties associated with the Plan to any person that it deems appropriate, including an Employee. However, neither ECB’s Board of Directors nor the Plan Committee shall delegate a duty it must discharge to comply with the conditions for exemption of performance-based compensation from the deduction limitations of Section 162(m).

4.3    Award Agreement. As soon as administratively practical after the date an Award is made, the Plan Committee or ECB’s Board of Directors shall prepare and deliver an Award Agreement to each affected Participant. The Award Agreement shall:

(a) describe the terms of the Award, including the type of Award and when and how it may be exercised or earned,

(b) state the Exercise Price, if any, associated with the Award,

(c) state how the Award will or may be settled,

(d) describe (i) any conditions that must be satisfied before the Award may be exercised or earned, (ii) any objective restrictions placed on the Award and any performance-related conditions and performance criteria that must be satisfied before those restrictions will be released, and (iii) any other applicable terms and conditions affecting the Award.

4.4    Restriction on Repricing. Regardless of any other provision of this Plan or an Award Agreement, neither ECB’s Board of Directors nor the Plan Committee may reprice (as defined under rules of the New York Stock Exchange or The NASDAQ Stock Market) any Award unless the repricing is approved in advance by ECB’s stockholders acting at a meeting.

ARTICLE 5

LIMITS ON STOCK SUBJECT TO AWARDS

5.1    Number of Authorized Shares of Stock. Subject to any adjustments required by Section 5.4, the maximum number of shares of ECB common stock that may be subject to Awards under this Plan is 200,000. ECB shall at all times during the term of this Plan reserve and keep available the number of shares of its common stock as shall be sufficient to satisfy the requirements of the Plan. The common stock issued pursuant to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.2    Award Limits and Annual Participant Limits.

(a)    Award Limits. Of the total shares authorized under Section 5.1, up to a maximum of 200,000 shares may be reserved for issuance under Incentive Stock Options.

(b)    Annual Participant Limits. The aggregate number of shares of ECB common stock underlying Awards granted under this Plan to any Participant in any Plan Year, regardless of whether the Awards are thereafter canceled, forfeited, or terminated, shall not exceed 15,000 shares. This annual limitation is intended to include the grant of all Awards, including but not limited to Awards representing performance-based compensation described in Internal Revenue Code Section 162(m)(4)(C).

5.3    Share Accounting. For purposes of calculating the maximum number of shares of common stock that may be issued under the Plan:

(a) When cash is used by the Participant as full payment for shares issued upon exercise of a Nonqualified Stock Option or an Incentive Stock Option or as payment for the purchase of Restricted Stock or Performance Shares, all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted;

(b) Any shares of common stock subject to a Stock Option which for any reason terminates or expires unexercised, or shares granted in connection with a Performance Share Award that are unearned and, thus, never issued, shall again be available for issuance under the Plan.

5.4    Adjustment in Capitalization. If, after the Effective Date, there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting ECB common stock, then consistent with the applicable provisions of Internal Revenue Code Sections 162(m), 409A, 422, and 424 and associated regulations and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Plan Committee shall, in a manner the Plan Committee considers equitable, adjust (a) the number of Awards that may or will be granted to Participants during a Plan Year, (b) the aggregate number of shares of ECB common stock available for Awards under Section 5.1 or subject to outstanding Awards, as well as any share-based limits imposed under this Plan, (c) the respective Exercise Price, number of shares, and other limitations applicable to outstanding or subsequently granted Awards, and (d) any other factors, limits, or terms affecting any outstanding or subsequently granted Awards.

ARTICLE 6

STOCK OPTIONS

6.1    Grant of Options. Subject to the terms of the Plan, at any time during the term of this Plan the Plan Committee may grant Incentive Stock Options and Nonqualified Stock Options to Employees. Unless an Award Agreement provides otherwise, Options awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code Section 409A to the extent Section 409A is applicable to those Options as of the date of their issuance, and all such Option Award Agreements shall be construed and administered consistent with that intention.

6.2    Exercise Price. Except as necessary to implement Section 6.7, each Option shall have an Exercise Price per share at least equal to the Fair Market Value of a share of ECB common stock on the date of grant. However, the Exercise Price per share shall be at least 110% of the Fair Market Value of a share of ECB common stock on the date of grant for any Incentive Stock Option granted to an Employee who, on the date of grant, owns (as defined in Internal Revenue Code Section 424(d)) ECB common stock possessing more than 10% of the total combined voting power of all classes of stock (or the combined voting power of any Related Entity), determined according to rules issued under Internal Revenue Code Section 422.

6.3    Exercise of Options. Subject to any terms, restrictions, and conditions specified in the Plan, and unless specified otherwise in the Award Agreement, Options shall be exercisable at the time or times specified in the Award Agreement, and they may become exercisable as to portions of the shares covered by Options at intervals during a stated period of time, but no Incentive Stock Option may be exercised more than ten years after the date on which it is granted, nor more than five years after the date on which it is granted to an Employee who on the date of grant owns (as defined in Internal Revenue Code Section 424(d)) ECB common stock possessing more than 10% of the total combined voting power of all classes of stock or the combined voting power of any Related Entity, determined under rules issued under Internal Revenue Code Section 422.

6.4    Incentive Stock Options. Despite any provision in this Plan to the contrary:

(a) no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Internal Revenue Code Section 422 or, without the consent of the affected Participant, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment provided by Internal Revenue Code Section 421;

(b) no Employee may be granted Incentive Stock Options under this Plan if the aggregate Fair Market Value (determined as of the date the Option is granted and taking into account such Option) of stock of ECB and its Related Entities with respect to which Incentive Stock Options (as defined in Section 422 of the Code) are exercisable for the first time by such Employee during any calendar year, under this and all other plans of ECB and its Related Entitles, would exceed one hundred thousand dollars ($100,000) (or other amount specified in Internal Revenue Code Section 422(d)), determined under rules issued under Internal Revenue Code Section 422;

(c) no Incentive Stock Option shall be granted to a person who is not an Employee on the grant date; and

(d) all Incentive Stock Options held by a Participant shall terminate upon termination of the Participant’s employment with either ECB or its Related Entity, provided, that such period may be extended in the Award Agreement pursuant to the following: (i) subject to the terms of Section 9.1, for an additional period not to exceed ninety (90) days upon termination of the Participant’s employment with ECB or its Related Entities other than as a result of death or disability; (ii) for an additional period not to exceed one (1) year upon termination of the Participant’s employment with ECB or its Related Entities as a result of death; and (iii) for an additional period not to exceed one (1) year upon termination of the Participant’s employment with ECB or its Related Entities as a result of disability (within the meaning of Section 22(e)(3) of the Code and as defined in the Incentive Stock Option Agreement);

6.5    Exercise Procedures and Payment for Options. The Exercise Price associated with each Option must be paid according to procedures described in the Award Agreement. These procedures may allow either of the following payment methods: (a) payment in cash or a cash equivalent or (b) surrender by the Participant of unrestricted shares of ECB common stock he or she has owned for at least six months before the exercise date as partial or full payment of the Exercise Price, either by actual delivery of the shares or by attestation, with each share valued at the Fair Market Value of a share of ECB common stock on the exercise date. In its sole discretion the Plan Committee may withhold its approval for any method of payment for any reason, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for ECB or the Participant, or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance. A Participant may exercise an Option solely by sending to the Plan Committee or its designee a completed exercise notice in the form prescribed by the Plan Committee along with payment, or designation of an approved payment procedure, of the Exercise Price.

6.6    Holding Period. For so long as ECB remains a reporting company (meaning that it has a class of equity securities registered under the Exchange Act), shares of ECB common stock acquired upon exercise of an Option shall not be sold or otherwise transferred before the expiration of six (6) months from the date such Option is granted.

6.7    Substitution of Options. In ECB’s discretion, persons who become Employees as a result of a transaction described in Internal Revenue Code Section 424(a) may receive Options in exchange for options granted by their former employer or the former Related Entity subject to the rules and procedures prescribed under Section 424.

6.8    Rights Associated With Options. A Participant holding an unexercised Option shall have no voting or dividend rights associated with shares underlying the unexercised Option. The Option shall be transferable solely as provided in Section 13.1. Unless otherwise specified in the Award Agreement or as otherwise specifically provided in the Plan, ECB common stock acquired upon exercise of an Option shall have all dividend and voting rights associated with ECB common stock and shall be transferable, subject to applicable federal securities laws, applicable requirements of any national securities exchange or system on which shares of ECB common stock are then listed or traded, and applicable blue sky or state securities laws.

ARTICLE 7

RESTRICTED STOCK

7.1    Award of Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may award shares of Restricted Stock to Employees. Restricted Stock may be awarded at no cost or at a price per share determined by the Plan Committee, which may be less than the Fair Market Value of a share of ECB common stock on the date of grant.

7.2    Earning Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement, and unless otherwise specified in the Award Agreement:

(a) terms, restrictions, and conditions imposed on Restricted Stock awarded to Participants shall lapse as described in the Award Agreement, and any Award Agreement may provide for a schedule under which terms, restrictions and conditions lapse as to portions of the shares included in an Award at intervals during a stated period of time;

(b) during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, the share certificates for such Restricted Stock and any shares of ECB common stock issuable as a dividend or other distribution on the Restricted Stock shall be held by ECB,

(c) at the end of the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, (i) the Restricted Stock, or any applicable portion thereof, shall be forfeited to the extent that terms, restrictions, and conditions described in the Award Agreement are not satisfied (with a refund, without interest, of any consideration paid by the Participant), and (ii) subject to the terms of Section 13.4, the certificates evidencing the Restricted Stock, or any applicable portion thereof, shall be released by ECB and distributed to the Participant as soon as practicable after the last day of the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined to the extent that terms, restrictions, and conditions specified in the Award Agreement are satisfied. Any Restricted Stock Award relating to a fractional share of ECB common stock shall be rounded to the next whole share when settled.

7.3    Rights Associated With Restricted Stock. During the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, and unless the Restricted Stock Award Agreement specifies otherwise, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Except as otherwise required for compliance with the conditions for exemption of performance-based compensation from the deduction limitations of Internal Revenue Code Section 162(m) and except as otherwise required by the terms of the applicable Award Agreement, during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined each Participant to whom Restricted Stock is issued may exercise full voting rights associated with that Restricted Stock and shall be entitled to receive all dividends and other distributions on that Restricted Stock; provided, however, that if a dividend or other distribution is paid in the form of shares of ECB common stock, those shares shall also be considered Restricted Stock. The certificate evidencing such shares shall be held by ECB, and the shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock to which the dividend or distribution relates.

7.4    Internal Revenue Code Section 83(b) Election. The Plan Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election under Internal Revenue Code Section 83(b). If a Participant makes an election under Internal Revenue Code Section 83(b) concerning a Restricted Stock Award, the Participant must promptly file a copy of the election with ECB.

ARTICLE 8

PERFORMANCE SHARES

8.1    Award of Performance Shares. Subject to the terms, restrictions, and conditions specified in the Plan and the Award Agreement, at any time during the term of this Plan the Plan Committee may award Performance Shares to Employees. Performance Shares shall be earned and issued based on performance objectives set forth in the Award Agreement being met, which objectives shall consist of one or more of the criteria specified in Section 8.2 (the “Performance Criteria”). Determination of the specific Performance Criteria and the related measurement periods or other factors which apply to Performance Shares granted to a Participant, and of whether any or all such Performance Criteria have been achieved, shall be made by the Plan Committee, in its sole discretion, and its determinations shall be final and binding on the Participant. Performance Shares shall be awarded for issuance only after the Performance Criteria have been met. Performance Shares may be awarded (a) to Covered Employees in a manner that qualifies as performance-based compensation under Internal Revenue Code Section 162(m) or (b) to Employees who are not Covered Employees in any manner reasonably determined by the Plan Committee. Unless an Award Agreement provides otherwise, Performance Shares awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code Section 409A and the respective Award Agreements shall be construed and administered consistent with that intention.

8.2    Performance Criteria.

(a) Performance Shares that are intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m) may be earned based on goals or objectives specified by the Plan Committee relating to one or more or any combination of the following Performance Criteria, which may be applied solely with reference to ECB, to a Related Entity, to ECB and a Related Entity, or relatively between ECB, a Related Entity, or both and one or more unrelated entities –

(1) net earnings or net income (before or after taxes),

(2) earnings per share,

(3) deposit or asset growth,

(4) net operating income,

(5) return measures (including return on assets and equity),

(6) fee income,

(7) earnings before or after taxes, interest, depreciation and/or amortization,

(8) interest spread,

(9) productivity ratios,

(10) share price, including but not limited to growth measures and total stockholder return,

(11) expense targets,

(12) credit quality,

(13) efficiency ratio,

(14) market share,

(15) customer satisfaction,

(16) net income after cost of capital, or

(17) any other factors the Plan Committee considers relevant and appropriate

(b) Performance Shares awarded to Participants who are not Covered Employees may be earned based on one or more or any combination of the Performance Criteria listed in Section 8.2(a).

(c) Different Performance Criteria may be applied to individual Employees or to groups of Employees and, as specified by the Plan Committee, may be based on the results achieved (i) separately by ECB or any Related Entity, (ii) by any combination of ECB and Related Entities, or (iii) by any combination of segments, products, or divisions of ECB and Related Entities.

(d) The Plan Committee shall make appropriate adjustments of Performance Criteria to reflect the effect on any Performance Criteria of any stock dividend or stock split affecting ECB common stock, a recapitalization (including without limitation payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change. Also, the Plan Committee shall make a similar adjustment to any portion of a Performance Criterion that is not based on ECB common stock but that is affected by an event having an effect similar to those just described. As permitted under Internal Revenue Code Section 162(m), the Plan Committee may make appropriate adjustments of Performance Criteria to reflect a substantive change in an Employee’s job description or assigned duties and responsibilities.

(e) Performance Criteria shall be established in an Award Agreement as soon as administratively practicable after the criteria are established, but in the case of Covered Employees no later than the earlier of: (i) 90 days after the beginning of the applicable Performance Period and (ii) the expiration of 25% of the applicable period in which satisfaction of the applicable Performance Criteria is to be determined.

8.3    Earning Performance Shares. Except as otherwise provided in the Plan or the Award Agreement, at the end of each applicable measurement period in which satisfaction of the Performance Criteria is to be determined, the Plan Committee shall certify that the Performance Criteria have or have not been satisfied, after which the following shall occur:

(a) To the extent the Plan Committee certifies that the Performance Criteria were not satisfied, then the Award shall terminate as to all or the portion of the Performance Shares associated with Performance Criteria certified as not having been satisfied, and those Performance Shares shall never be issued;

(b) To the extent the Plan Committee certifies that the Performance Criteria have been satisfied, then all or the portion of the Performance Shares associated with Performance Criteria certified as having been satisfied shall, subject to the terms of Section 13.4, be issued to the Participant in the form a certificate for shares of ECB common stock (unless otherwise specified in the Award Agreement) on or before the later of (i) the 15th day of the third month after the end of the Participant’s taxable year in which the Plan Committee certifies that the related Performance Criteria are satisfied and (ii) the 15th day of the third month after the end of ECB’s taxable year in which the Plan Committee certifies that the related Performance Criteria were satisfied. However, the Performance Shares may be distributed later if ECB reasonably determines that compliance with that schedule is not administratively practical and if the distribution is made as soon as practical.

8.4    Rights Associated with Performance Shares. During the measurement period in which satisfaction of the Performance Criteria is to be determined with respect to Performance Shares awarded to a Participant, (i) the Performance Shares shall remain unissued; (ii) the right to receive the Performance Shares upon issuance may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, (iii) the Participant shall have no voting rights with respect to the unissued Performance Shares, and (iv) the Participant shall have no right to receive dividends or other distributions with respect to the unissued Performance Shares.

8.5.    Internal Revenue Code Section 83(b) Election. The Plan Committee may provide in an Award Agreement that the grant of any Performance Shares shall be conditioned upon the Participant making or refraining from making an election under Internal Revenue Code Section 83(b). If a Participant makes an election under Internal Revenue Code Section 83(b) concerning a Performance Share Award, the Participant must promptly file a copy of the election with ECB.

ARTICLE 9

TERMINATION

9.1    Termination for Cause.

(a) If a Participant’s employment with ECB is terminated for Cause, or if in ECB’s judgment a basis for termination for Cause exists, all Awards held by the Participant that are outstanding shall be forfeited, regardless of whether the Awards are exercisable and regardless of whether the Participant’s employment with ECB or a Related Entity actually terminates, except that (i) Restricted Stock that is no longer subject to forfeiture, and (ii) Performance Shares for which the Performance Criteria have been met, and (iii) shares received in connection with Options that have been exercised, shall not be affected by termination for Cause.

(b) The term “Cause” shall mean one or more of the acts described in this Section 9.1(b):

(1) an act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion by the Participant of the assets or business opportunities of ECB or a Related Entity,

(2) conviction of the Participant of or plea by the Participant of guilty or no contest to a felony or a misdemeanor,

(3) violation by the Participant of the written policies or procedures of ECB or the Related Entity with which the Participant is employed, including but not limited to violation of ECB’s or the Related Entity’s code of ethics,

(4) unless disclosure is inadvertent, disclosure to unauthorized persons of any confidential information not in the public domain relating to ECB’s or a Related Entity’s business, including all processes, inventions, trade secrets, computer programs, technical data, drawings or designs, information concerning pricing and pricing policies, marketing techniques, plans and forecasts, new product information, information concerning methods and manner of operations, and information relating to the identity and location of all past, present, and prospective customers and suppliers,

(5) intentional breach of any contract (including without limitation any employment, confidentiality or inventions agreement) with or violation of any legal obligation owed to ECB or a Related Entity,

(6) dishonesty relating to the duties owed by the Participant to ECB or a Related Entity or any breach of a fiduciary duty held by the Participant with respect to ECB or a Related Entity,

(7) the Participant’s willful and continued refusal to substantially perform assigned duties, other than refusal resulting from sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a disability,

(8) the Participant’s willful engagement in gross misconduct materially and demonstrably injurious to ECB or a Related Entity,

(9) the Participant’s breach of any term of this Plan or an Award Agreement,

(10) intentional cooperation with a party attempting a Change in Control of ECB, unless ECB’s Board of Directors approves or ratifies the Participant’s action before the Change in Control or unless the Participant’s cooperation is required by law,

(11) any action that constitutes “cause” for termination as defined in any written agreement between the Participant and ECB or a Related Entity.

However, Cause shall not be deemed to exist merely because the Participant is absent from active employment during periods of paid time off, consistent with the applicable paid time-off policy of ECB or its Related Entity with which the Participant is employed, as the case may be, sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a disability, or other period of absence approved by ECB or its Related Entity, as the case may be. The Plan Committee shall have the sole discretion to determine whether any condition constitutes a disability for purposes of the Plan or this Section 9.1.

9.2    Termination for any Other Reason. Unless specified otherwise by the Plan Committee at the time an Award is granted and set forth in the Award Agreement, or in this Plan, and except as provided in Section 9.1, when a Participant’s employment terminates for any reason, the portions of the Participant’s outstanding Options that are unvested and unexercisable, and the portions of the Participant’s Restricted Stock Awards that at such time are subject to forfeiture, and the portions of the Participant’s Performance Share Awards that have not been earned, shall be forfeited. Options that are exercisable when termination occurs shall be forfeited if not exercised before the earlier of (a) the expiration date specified in the Award Agreement, (b) any other time (including the date of termination), or after any number of days following the date of termination, as specified in the Award Agreements pertaining to those Options.

ARTICLE 10

EFFECT OF A CHANGE IN CONTROL

10.1    Definition of Change in Control. The term “Change in Control” shall have the meaning given in any written agreement between the Participant and ECB or any Related Entity. However, if an Award is subject to Internal Revenue Code Section 409A, the term Change in Control shall have the meaning given in Section 409A. If an Award is not subject to Internal Revenue Code Section 409A, and if the term Change in Control is not defined in a written agreement between the Participant and ECB or a Related Entity, any of the following events occurring on or after the date this Plan becomes effective under Section 1.2 shall constitute a Change in Control:

(a)    Change in Board Composition. A Change in Control shall be deemed to have occurred if individuals who constitute ECB’s Board of Directors on the date this Plan becomes effective under Section 1.2 (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors. A person who becomes a Director after the Effective Date of this Plan and whose election or nomination for election is approved by a vote of at least two-thirds (2/3) of the Incumbent Directors on the Board of Directors shall be deemed to be an Incumbent Director. The necessary two-thirds (2/3) approval may take the form of a specific vote on that person’s election or nomination, or approval of ECB’s proxy statement in which the person is named as a nominee for Director without written objection by Incumbent Directors to the nomination. A person elected or nominated as a Director of ECB initially as the result of an actual or threatened director-election contest or any other actual or threatened solicitation of proxies by or on behalf of any person other than ECB’s Board of Directors shall never be deemed an Incumbent Director unless at least two-thirds (2/3) of the Incumbent Directors specifically vote to treat that person as an Incumbent Director.

(b)    Significant Ownership Change. A Change in Control shall be deemed to have occurred if any person directly or indirectly is or becomes the beneficial owner of securities, the combined voting power which securities in the election of ECB’s Directors is:

(1) 50% or more of the combined voting power of all of ECB’s outstanding securities eligible to vote for the election of ECB’s Directors,

(2) 25% or more, but less than 50%, of the combined voting power of all of ECB’s outstanding securities eligible to vote in the election of ECB’s Directors, except that an event described in this paragraph (b)(2) shall not constitute a Change in Control if it is the result of any of the following acquisitions of ECB’s securities:

(A) by ECB or a Related Entity, reducing the number of ECB securities outstanding (unless the person thereafter becomes the beneficial owner of additional securities that are eligible to vote in the election of ECB’s Directors, increasing the person’s beneficial ownership by more than one percent),

(B) by or through an employee benefit plan sponsored or maintained by ECB or a Related Entity and described (or intended to be described) in Internal Revenue Code Section 401(a),

(C) by or through an equity compensation plan maintained by ECB or a Related Entity, including this Plan and any program described in Internal Revenue Code Section 423,

(D) by an underwriter temporarily holding securities in an offering of securities,

(E) in a Non-Control Transaction, as defined in Section 10.1(c), or

(F) in a transaction (other than one described in Section 10.1(c)) in which securities eligible to vote in the election of ECB’s Directors are acquired from ECB, if a majority of the Incumbent Directors approves a resolution providing expressly that the acquisition shall not constitute a Change in Control.

(c) Merger. A Change in Control shall be deemed to have occurred upon consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving ECB or a Related Entity requiring approval of ECB’s stockholders, whether for the transaction or for the issuance of securities in the transaction (a “Business Combination”), unless immediately after the Business Combination:

(1) more than 50% of the total voting power of either (i) the corporation resulting from consummation of the Business Combination (the “Surviving Corporation”) or, if applicable, (ii) the ultimate parent corporation that directly or indirectly beneficially owns 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”) is represented by securities that were eligible to vote in the election of ECB’s Directors and that were outstanding immediately before the Business Combination (or, if applicable, represented by securities into which the ECB securities were converted in the Business Combination), and that voting power among the holders thereof is in substantially the same proportion as the voting power of securities eligible to vote in the election of ECB’s Directors among the holders thereof immediately before the Business Combination,

(2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or any employee stock benefit trust created by the Surviving Corporation or the Parent Corporation) directly or indirectly is or becomes the beneficial owner of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and

(3) at least a majority of the members of the Board of Directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors when the initial agreement providing for the Business Combination was approved by ECB’s Board of Directors.

A Business Combination satisfying all of the criteria specified in clauses (1), (2), and (3) of this Section 10.1(c) shall constitute a “Non-Control Transaction,” or

(d) Sale of Assets. A Change in Control shall be deemed to have occurred if ECB’s stockholders approve a plan of complete liquidation or dissolution of ECB or a sale of all or substantially all of its assets, but in any case only if ECB’s assets are transferred to an entity not owned directly or indirectly by ECB, a Related Entity or ECB’s stockholders.

10.2    Effect of Change in Control. If a Change in Control occurs, the Plan Committee shall have the right in its sole discretion to –

(a) accelerate the exercisability of any or all Options, despite any limitations contained in the Plan or Award Agreement,

(b) accelerate the vesting of Restricted Stock or Performance Shares, despite any limitations contained in the Plan or Award Agreement,

(c) cancel any or all outstanding Awards in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property, or any combination thereof that the holder of the Award would have received upon consummation of the Change in Control transaction (the “Acquisition Consideration”) had the Option, Restricted Stock or Performance Shares been exercised or converted into shares of ECB common stock before the transaction, less the applicable exercise or purchase price,

(d) cause the holders of any or all Awards to have the right during the term of the Awards to receive upon exercise of the Award the Acquisition Consideration receivable upon consummation of the transaction by a holder of the number of shares of ECB common stock that might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefore, or to convert the Award into a stock option, restricted stock or performance shares relating to the surviving or new corporation in the transaction, or

(e) take such other action as it deems appropriate to preserve the value of the Award to the Participant.

The Plan Committee may provide for any of the foregoing actions in an Award Agreement in advance, may provide for any of the foregoing actions in connection with the Change in Control, or both.

For purposes of this Plan the term “person” shall be as defined in Section 3(a)(9) and as used in Sections 13(d)(3) and 14(d) (2) of the Securities Exchange Act of 1934, and the terms “beneficial owner” and “beneficial ownership” shall have the meaning given in the Securities and Exchange Commission’s Rule 13d-3 under the Securities Exchange Act of 1934.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

ECB may terminate, suspend, or amend the Plan at any time without stockholder approval, unless stockholder approval is necessary to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, (b) the Internal Revenue Code, which requirements may include without limitation qualification of an Award as performance-based compensation under Internal Revenue Code Section 162(m) and compliance with requirements under Internal Revenue Code Section 422, or (c) any securities exchange, market, or other quotation system on or through which ECB’s securities are listed or traded. However, no Plan amendment shall (a) result in the loss of a Plan Committee member’s status as a “non-employee director,” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation, (b) cause the Plan to fail to satisfy the requirements imposed by Rule 16b-3, or (c) without the affected Participant’s consent (and except as specifically provided otherwise in this Plan or the Award Agreement), adversely affect any Award granted before the amendment, modification, or termination. Despite any provision in the Plan, including this Article 11, to the contrary, ECB shall have the right to amend the Plan and any Award Agreements without the consent of or additional consideration to affected Participants if amendment is necessary to comply with or avoid penalties arising under Internal Revenue Code Section 409A or any other section of the Code, even if the amendment reduces, restricts, or eliminates rights granted under the Plan, the Award Agreement, or both, before the amendment.

ARTICLE 12

ISSUANCE OF SHARES AND SHARE CERTIFCATES

12.1    Issuance of Shares. ECB shall issue or cause to be issued shares of its common stock as soon as practicable upon exercise or conversion of an Award that is payable in shares of ECB common stock after compliance with the terms set forth in this Article 12. No shares shall be issued until full payment is made, if payment is required by the terms of the Award. In the case of an Option or Performance Shares, until a stock certificate evidencing the shares is issued, no right to vote or receive dividends or any other rights as a stockholder shall exist for the shares of ECB common stock to be issued. Issuance of shares of common stock shall be evidenced by a computerized or manual entry in the stock records of ECB or of a duly authorized transfer agent of ECB, which records are established to evidence the issuance of shares of ECB common stock and are binding on all parties, unless manifest error exists. Issuance may also be evidenced by the issuance of a stock certificate.

12.2    Delivery of Share Certificates. ECB shall not be required to issue any shares or deliver any certificates until all of the following conditions are fulfilled:

(a) payment in full for the shares and for any tax withholding,

(b) completion of any registration or other qualification of the shares the Plan Committee in its discretion deems necessary or advisable under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body,

(c) if ECB common stock is listed on The NASDAQ Stock Market or another exchange, admission of the shares to listing on The NASDAQ Stock Market or the other exchange,

(d) if the offer and sale of shares of ECB common stock is not registered under the Securities Act of 1933, qualification of the offer and sale under an available registration exemption under the Securities Act of 1933,

(e) obtaining any approval or other clearance from any Federal or state governmental agency the Plan Committee, in its discretion, determines to be necessary or advisable. The inability of ECB to obtain from any regulatory body having jurisdiction the authority deemed by ECB’s counsel to be necessary for the lawful issuance of any shares of its common stock hereunder shall relieve ECB of any liability in respect of the nonissuance or sale of such stock as to which such requisite authority shall not have been obtained; and

(f) the Plan Committee is satisfied that the issuance and delivery of shares of ECB common stock under this Plan complies with applicable Federal, state, or local law, rule, regulation, or ordinance or any rule or regulation of any other regulating body, for which the Plan Committee may seek approval of ECB’s counsel.

ECB shall not be required to register any Option, any common stock to be issued pursuant to the exercise of any Option, or any common stock otherwise issued pursuant to the grant of any Award, under the Securities Act of 1933 of any other laws or regulations to which ECB’s securities may be subject

12.3    Applicable Restrictions on Shares. Shares of ECB common stock issued may be subject to such stock transfer orders and other restrictions as the Plan Committee may determine are necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The NASDAQ Stock Market or any stock exchange upon which ECB common stock is listed, and any other applicable Federal or state law. Certificates for the common stock may bear any restrictive legends the Plan Committee considers appropriate.

ARTICLE 13

MISCELLANEOUS

13.1    Assignability. Except as described in this Section or as provided in Section 13.2, an Award may not be transferred except by will or by the laws of descent and distribution, and an Award may be exercised during the Participant’s lifetime solely by the Participant or by the Participant’s guardian or legal representative. However, with the permission of the Plan Committee a Participant or a specified group of Participants may transfer Awards other than Incentive Stock Options to a revocable inter vivos trust of which the Participant is the settlor, or may transfer Awards other than Incentive Stock Options to a member of the Participant’s immediate family, a revocable or irrevocable trust established solely for the benefit of the Participant’s immediate family, a partnership or limited liability company whose only partners or members are members of the Participant’s immediate family, or an organization described in Internal Revenue Code Section 501(c)(3). An Award transferred to one of these permitted transferees shall continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Plan Committee. A permitted transferee may not retransfer an Award except by will or by the laws of descent and distribution, and the transfer by will or by the laws of descent and distribution must be a transfer to a person who would be a permitted transferee according to this Section 13.1.

13.2    Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or to exercise any vested Award that is unpaid or unexercised at the Participant’s death. Beneficiaries may be named contingently or successively. Unless otherwise provided in the beneficiary designation, each designation made shall revoke all prior designations made by the same Participant. A beneficiary designation must be made on a form prescribed by the Plan Committee and shall not be effective until filed in writing with the Plan Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary shall be his or her surviving spouse or, if none, the deceased Participant’s estate. None of ECB, its Board of Directors, or the Plan Committee is required to infer a beneficiary from any other source. The identity of a Participant’s designated beneficiary shall be based solely on the information included in the latest beneficiary designation form completed by the Participant and shall not be inferred from any other evidence.

13.3    No Implied Rights to Awards or Continued Services. No Employee has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of Employees under this Plan. Nothing in the Plan shall or shall be construed to guarantee that any Participant will receive a future Award. Neither this Plan nor any Award shall be construed as giving any individual any right to continue as an Employee of ECB or a Related Entity. Neither the Plan nor any Award shall constitute a contract of employment, and ECB expressly reserves to itself and all Related Entities the right at any time to terminate Employees free from liability or any claim under this Plan.

13.4    Tax Withholding. Each Participant shall be responsible for all federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on or related to any Award granted hereunder or action taken with respect thereto, or on any income which a Participant is deemed to recognize in connection with an Award. If the Committee shall determine to its reasonable satisfaction that ECB or any of its Related Entities is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with any Award or action taken with respect thereto, then ECB or such Related Entity shall have the full power and authority to withhold and pay such tax out of any shares of common stock being purchased by or delivered to the Participant or from the Participant’s salary or any other funds otherwise payable to the Participant, or, prior to and as a condition of exercising an Option or the delivery of any common stock to the Participant in connection with any other Award, ECB may require that the Participant pay to it in cash or otherwise the amount of any such tax which ECB, in good faith, believes it or its related Entity is required to withhold.

13.5    Indemnification. Each individual who is or was a member of ECB’s Board of Directors or Plan Committee shall be indemnified and held harmless by ECB against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or not taken under the Plan as a Director of ECB or as a Plan Committee member and against and from any and all amounts paid, with ECB’s approval, by him or her in settlement of any matter related to or arising from the Plan as a ECB Director or as a Plan Committee member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a ECB Director or as a Plan Committee member, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties. In order to receive indemnification such director must give ECB an opportunity at its expense to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this Section is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under ECB’s organizational documents, by contract, as a matter of law, or otherwise.

13.6    No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of ECB to establish other plans or to pay compensation to Employees in cash or property in a manner not expressly authorized under the Plan.

13.7    Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws, other than laws governing conflict of laws, of the State of North Carolina. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974, and the Plan shall be construed and administered in a manner that is consistent with that intention.

13.8    No Impact on Benefits. Plan Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in benefit calculations.

13.9    Securities and Exchange Commission Rule 16b-3. The Plan is intended to comply with all applicable conditions of Securities and Exchange Commission Rule 16b-3 under the Securities Exchange Act of 1934, as that rule may be amended from time to time. All transactions involving a Participant who is subject to beneficial ownership reporting under Section 16(a) of the Securities Exchange Act of 1934 shall be subject to the conditions set forth in Rule 16b-3, regardless of whether the conditions are expressly set forth in this Plan, and any provision of this Plan that is contrary to Rule 16b-3 shall not apply to that Participant.

13.10    Internal Revenue Code Section 162(m). The Plan is intended to comply with applicable requirements of Section 162(m) for exemption of performance-based compensation from the deduction limitations of Section 162(m). Unless the Plan Committee expressly determines otherwise, any provision of this Plan that is contrary to those Section 162(m) exemption requirements shall not apply to an Award that is intended to qualify for the exemption for performance-based compensation. In the event the Performance Shares become subject to the Section 162(m) compensation limit (“Limit”) upon vesting, the Plan Committee may delay the distribution of such shares to the Participant to a date upon which the Limit is inapplicable to the Performance Shares. However, the Performance Shares shall be distributed upon the earlier of (a) the tax year in which there is a reasonable anticipation that the Limit will become inapplicable to the Performance Shares and (b) the tax year in which the Participant separates from service with ECB.

13.11    Successors. All obligations of ECB under Awards granted under this Plan are binding on any successor to ECB, whether as a result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of ECB.

13.12    Severability. If any provision of this Plan or the application thereof to any person or circumstances is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

13.13    No Golden Parachute Payments. Despite any provision in this Plan or in an Award Agreement to the contrary, ECB shall not be required to make any payment under this Plan or an Award Agreement that would be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act or which would be a nondeductible payment within the meaning of Internal Revenue Code Section 280G.

13.14    Use of Proceeds. Proceeds from the sale of stock pursuant to Options or from the sale of Restricted Stock or Performance Shares shall constitute general funds of ECB.

ECB BANCORP, INC.

Post Office Box 337

Engelhard, North Carolina 27824

APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur H. Keeney III, J. Dorson White, Jr., and Gary M. Adams (the “Proxies”), and any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote as directed below all shares of the common stock of ECB Bancorp, Inc. (“Bancorp”) held of record by the undersigned on March 3, 2008, at the Annual Meeting of Shareholders of Bancorp to be held at the Washington Civic Center, Washington, North Carolina, at 11:00 a.m. on Tuesday, April 15, 2008, and at any adjournments of the Annual Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1.	ELECTION OF DIRECTORS: Proposal to elect three directors of Bancorp.

☐ FOR all nominees listed below (except as indicated otherwise on the line below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:         J. Bryant Kittrell III; B. Martelle Marshall; R. S. Spencer, Jr.

Instructions:     To withhold authority to vote for any individual nominee(s), write the nominee’s name(s) on the line below.

2.	APPROVAL OF 2008 OMNIBUS EQUITY PLAN. Proposal to approve Bancorp’s 2008 Omnibus Equity Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Dixon Hughes PLLC as Bancorp’s independent accountants for 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	OTHER BUSINESS: On any other matter properly presented for action by shareholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN IT

TO BANCORP IN THE ENVELOPE PROVIDED.

I (We) direct that the shares represented by this appointment of proxy be voted as instructed above. In the absence of any instruction, those shares may be voted “FOR” the election of each nominee named in Proposal 1 and “FOR” Proposals 2 and 3. If, before the annual meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the annual meeting by filing with Bancorp’s corporate secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the annual meeting and announcing an intention to vote in person.

Dated:	___________________________, 2008

Signature

Joint Signature (if shares are held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: To ensure your shares are represented and that a quorum is present at the annual meeting, please sign and return your appointment of proxy whether or not you plan to attend the meeting.